UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23402

Name of Fund:	BlackRock ETF Trust
BlackRock Future Climate and Sustainable Economy ETF
BlackRock Future Health ETF
BlackRock Future Innovators ETF
BlackRock Future Tech ETF
BlackRock Future U.S. Themes ETF
BlackRock U.S. Carbon Transition Readiness ETF
BlackRock U.S. Equity Factor Rotation ETF
BlackRock World ex U.S. Carbon Transition Readiness ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2022

Date of reporting period: 01/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock ETF Trust

•  BlackRock Future Climate and Sustainable Economy ETF | BECO | NYSE Arca

•  BlackRock Future Health ETF | BMED | NYSE Arca

•  BlackRock Future Innovators ETF | BFTR | NYSE Arca

•  BlackRock Future Tech ETF | BTEK | NYSE Arca

•  BlackRock Future U.S. Themes ETF | BTHM | NYSE Arca

•  BlackRock U.S. Carbon Transition Readiness ETF | LCTU | NYSE Arca

•  BlackRock U.S. Equity Factor Rotation ETF | DYNF | NYSE Arca

•  BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE Arca

.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, rapid changes in consumer spending led to supply constraints and elevated inflation.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined slightly, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets also gained, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose significantly during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to positive returns for high-yield corporate bonds, outpacing the modest negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted late in the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.44%	23.29%

U.S. small cap equities (Russell 2000® Index)	(8.41)	(1.21)

International equities (MSCI Europe, Australasia, Far East Index)	(3.43)	7.03

Emerging market equities (MSCI Emerging Markets Index)	(4.59)	(7.23)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.04

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.87)	(4.43)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(3.17)	(2.97)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.56)	(1.22)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(1.55)	2.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2022	BlackRock Future Climate and Sustainable Economy ETF

Investment Objective

The BlackRock Future Climate and Sustainable Economy ETF (the “Fund”) seeks to maximize total return by investing in companies that BlackRock Fund Advisors (“BFA”) believes are furthering the transition to a lower carbon economy.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(8.25)%
Fund Market	(8.13)
MSCI ACWI Multiple Industries Select Index	(0.89)

The inception date of the Fund was 8/3/21. The first day of secondary market trading was 8/5/21.

The MSCI ACWI Multiple Industries Select Index is an index that includes large and mid-cap securities across certain Developed Markets and Emerging Markets countries. The index represents the performance of component indexes which includes securities from selected Global Industry Classification Standard (GICS®) Sectors and Industries i.e. Chemicals, Industrials, Consumer Staples, Containers & Packaging, Electronic Equipment, Instruments & Components, Semiconductors & Semiconductor Equipment and Utilities.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (08/03/21)	(a)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 917.50	$ 3.33		$ 1,000.00	$ 1,021.70	$ 3.57		0.70%

(a)	The beginning of the period (commencement of operations) is August 03, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Chemicals	19.0%
Machinery	12.4
Food Products	10.2
Containers & Packaging	7.7
Electronic Equipment, Instruments & Components	6.8
Electrical Equipment	6.8
Building Products	6.6
Electric Utilities	5.5
Semiconductors & Semiconductor Equipment	5.5
Paper & Forest Products	3.9
Independent Power and Renewable Electricity Producers	3.2
Food & Staples Retailing	2.9
Software	2.8
Professional Services	2.1
Capital Markets	2.0
Commercial Services & Supplies	1.1
Other (each representing less than 1%)	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Deere & Co.	3.4%
Crown Holdings Inc.	3.2
FMC Corp.	3.1
Enel SpA	3.0
Salmar ASA	2.9
Koninklijke DSM NV	2.8
Ecolab Inc.	2.7
Kerry Group PLC, Class A	2.7
Nutrien Ltd.	2.6
NextEra Energy Inc.	2.6

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2022	BlackRock Future Health ETF

Investment Objective

The BlackRock Future Health ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns

	6 Months	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(16.55)%	(15.51)%	(0.21)%	(15.51)%	(0.28)%
Fund Market	(16.57)	(15.70)	(0.15)	(15.70)	(0.20)
MSCI ACWI Index	(0.32)	13.23	21.58	13.23	29.83

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

MSCI ACWI Index captures large- and mid-cap representation across certain developed emerging markets.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 834.50	$ 3.93		$ 1,000.00	$ 1,020.90	$ 4.33		0.85%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Management Commentary

Small- to mid-sized healthcare stocks declined compared to the broader equity market by a wide margin during the reporting period. The category was hurt by the general downturn for smaller, faster-growing companies that was caused, in part, by concerns around accelerating inflation and rising interest rates. Health care providers & services was the weakest performing area of the Fund, followed by biotechnology. Holdings in the medical devices & supplies industry, while posting negative returns in absolute terms, held up well relative to the larger healthcare sector. The pharmaceuticals industry was also a source of relative strength, but the impact was limited due to the category’s small weighting in the Fund.

A position in the healthcare provider Amedisys, Inc., which reported weaker-than-expected earnings and reduced its guidance, was the largest individual detractor for the reporting period. The company was adversely impacted by COVID-19, particularly in its senior living facilities, where occupancy rates and average length of stay remained below pre-pandemic levels. A position in the biotechnology company Natera, Inc. was the second-largest detractor. Shares of the DNA testing company came under pressure as part of the sell-off in growth stocks late in the period.

The clinical-stage biopharmaceutical company Acceleron Pharma, Inc. was the leading contributor to the Fund’s return. The company was acquired for over $11 billion by Merck, which was seeking to expand its pipeline of cardiovascular treatments. A position in Kadmon Corp. also helped performance. Sanofi announced plans to acquire the biotechnology company in an effort to strengthen its portfolio of therapies for transplant patients.

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2022 (continued)	BlackRock Future Health ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care Equipment & Supplies	36.2%
Biotechnology	27.5
Life Sciences Tools & Services	18.7
Health Care Providers & Services	10.5
Pharmaceuticals	5.1
Diversified Financial Services	1.7
Other (each representing less than 1%)	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

ICON PLC	3.7%
Alcon Inc.	2.8
Seagen Inc.	2.3
Vertex Pharmaceuticals Inc.	2.3
ABIOMED Inc.	2.2
Teleflex Inc.	2.1
QIAGEN NV	2.0
Masimo Corp.	1.9
AmerisourceBergen Corp.	1.9
Edwards Lifesciences Corp.	1.8

(a)	Excludes money market funds.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022	BlackRock Future Innovators ETF

Investment Objective

The BlackRock Future Innovators ETF (the “Fund”) seeks long-term capital appreciation.

Performance

		Average Annual Total Returns		Cumulative Total Returns

	6 Months	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(29.43)%	(27.98)%	0.30%	(27.98)%	0.40%
Fund Market	(29.40)	(28.23)	0.32	(28.23)	0.43
Russell 2500™ Growth Index	(14.24)	(11.29)	11.09	(11.29)	15.09

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 705.70	$ 3.44		$ 1,000.00	$ 1,021.20	$ 4.08		0.80%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Management Commentary

Stocks of innovative, small- and medium-capitalization growth companies experienced a pronounced downturn during the reporting period. The Fed’s shift toward tighter monetary policy was the primary reason for the weak absolute and relative performance for this market segment. The Fed, in addition to announcing that it was going to start tapering its stimulative quantitative easing program, signaled its intention to begin raising interest rates in 2022. Higher rates tend to weigh heavily on growth stocks by reducing the value of their expected future profits when measured in today’s dollars. In this environment, small- and mid-sized growers—particularly in the technology and health care sectors—suffered sizable losses even as the major large-cap indexes gained ground.

The Fund underperformed its benchmark, the Russell 2500TM Growth Index. Stock selection, primarily in the consumer discretionary, healthcare and information technology sectors, was the leading factor in the shortfall. Sector allocation was an additional detractor, with the largest effects coming from an overweight in health care and underweights in the outperforming financials and energy sectors. Positive stock selection in communication services was a key contributor during the period.

At the individual stock level, Vroom, Inc.—an e-commerce platform for buying and selling new and used cars—was the largest individual detractor. The stock declined after reporting disappointing profits, but its revenue rose substantially in 2021. A position in Amyris, Inc., which makes specialty chemicals used in flavors and fragrances, also detracted from performance. The company experienced supply-chain issues that disrupted its short-term results.

On the positive side, Planet Fitness, Inc. was the top contributor during the six-month period. The company recovered from underperformance associated with COVID-19, and it gained market share amid the larger boom in the fitness industry. Saia, Inc. also contributed to performance. The shipping and logistics company executed an internal transformation as it accelerated the use of software to improve pricing and customer service. These shifts have enabled Saia to gain market share by disrupting larger, less nimble incumbents.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2022 (continued)	BlackRock Future Innovators ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Software	18.2%
Semiconductors & Semiconductor Equipment	10.9
Life Sciences Tools & Services	8.7
Health Care Equipment & Supplies	7.0
IT Services	6.3
Health Care Technology	6.2
Aerospace & Defense	5.3
Hotels, Restaurants & Leisure	5.3
Diversified Consumer Services	3.5
Biotechnology	2.8
Equity Real Estate Investment Trusts (REITs)	2.7
Entertainment	2.4
Road & Rail	2.4
Electronic Equipment, Instruments & Components	2.3
Building Products	2.3
Food Products	2.2
Auto Components	2.2
Internet & Direct Marketing Retail	2.2
Chemicals	1.7
Specialty Retail	1.5
Machinery	1.4
Electrical Equipment	1.3
Capital Markets	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Bill.com Holdings Inc.	3.4%
Axon Enterprise Inc.	3.3
Entegris Inc.	3.2
Avalara Inc.	3.1
Five9 Inc.	3.0
Paylocity Holding Corp.	2.9
Bio-Techne Corp.	2.8
Monolithic Power Systems Inc.	2.8
Globant SA	2.7
10X Genomics Inc., Class A	2.6

(a)	Excludes money market funds.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022	BlackRock Future Tech ETF

Investment Objective

The BlackRock Future Tech ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns

	6 Months	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(23.76)%	(23.82)%	7.03%	(23.82)%	9.54%
Fund Market	(23.53)	(23.63)	7.31	(23.63)	9.94
MSCI ACWI Index	(0.32)	13.23	21.58	13.23	29.83

The inception date of the Fund was 9/29/20. The first day of secondary market trading was 10/1/20.

MSCI ACWI Index captures large- and mid-cap representation across certain developed emerging markets.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 762.40	$ 3.91		$ 1,000.00	$ 1,020.80	$ 4.48		0.88%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Management Commentary

Stocks of faster-growing technology companies suffered a pronounced downturn during the reporting period, with the bulk of the losses occurring from late December 2021 onward. The Fed’s shift toward tighter monetary policy was the primary reason for the weak absolute returns and relative underperformance for this market segment. The Fed, in addition to announcing that it was going to start tapering its stimulative quantitative easing program, signaled its intention to begin raising interest rates in 2022. Higher rates tend to weigh heavily on growth stocks by reducing the present day value of their expected future profits.

Consistent with the broader environment, the Fund’s holdings experienced losses across all technology sub-sectors. The internet and services areas were the hardest hit in the downturn. On the other hand, the Fund’s holdings in semiconductor stocks—while posting an aggregate loss in absolute terms— was less affected by the sell-off. The industry continued to benefit from strong demand as buyers sought to build inventory to offset the effects of ongoing chip shortages.

The e-commerce software provider Lightspeed Commerce, Inc. was the largest individual detractor from Fund returns. The stock came under pressure following a report from a short seller that questioned the company’s reported net customer additions. Kakao Corp., an operator of online and mobile platforms, was also a meaningful detractor amid concerns about its corporate governance practices and the potential for increasing regulation.

Tesla, Inc. was the leading individual contributor to Fund performance. The electric vehicle manufacturer significantly increased production and gained market share during a period defined by supply constraints across the auto industry. ON Semiconductor Corp. was also a top contributor. The semiconductor company benefited from secular tailwinds from rising electric vehicle penetration, and its profit margins improved as its newly appointed CEO’s operational plan began to materialize.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2022 (continued)	BlackRock Future Tech ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Semiconductors & Semiconductor Equipment	32.1%
Software	25.7
IT Services	16.3
Interactive Media & Services	5.3
Electronic Equipment, Instruments & Components	4.2
Automobiles	3.3
Internet & Direct Marketing Retail	3.0
Professional Services	2.9
Entertainment	2.3
Technology Hardware, Storage & Peripherals	1.1
Other (each representing less than 1%)	3.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Marvell Technology Inc.	3.3%
Tesla Inc.	3.2
Silergy Corp.	2.7
Lasertec Corp.	2.4
ON Semiconductor Corp.	2.2
SiteMinder Ltd.	1.9
Synopsys Inc.	1.8
Entegris Inc.	1.8
Samsung SDI Co. Ltd.	1.8
Atlassian Corp. PLC, Class A	1.8

(a)	Excludes money market funds.

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Fund Summary as of January 31, 2022	BlackRock Future U.S. Themes ETF

Investment Objective

The BlackRock Future U.S. Themes ETF (the “Fund”) seeks long-term capital appreciation.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(3.43)%
Fund Market	(3.51)
S&P 500® Index	(2.42)

The inception date of the Fund was 12/14/21. The first day of secondary market trading was 12/16/21.

The S&P 500® Index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (12/14/21)	(a)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 965.70	$ 0.78		$ 1,000.00	$ 1,022.20	$ 3.06		0.60%

(a)	The beginning of the period (commencement of operations) is December 14, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (48 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Software	13.4%
Interactive Media & Services	11.9
Semiconductors & Semiconductor Equipment	11.5
Capital Markets	9.9
Technology Hardware, Storage & Peripherals	8.6
IT Services	5.6
Electronic Equipment, Instruments & Components	4.7
Oil, Gas & Consumable Fuels	4.6
Specialty Retail	3.8
Diversified Financial Services	3.6
Internet & Direct Marketing Retail	2.9
Banks	2.6
Multiline Retail	2.4
Chemicals	2.2
Health Care Providers & Services	1.7
Road & Rail	1.7
Hotels, Restaurants & Leisure	1.5
Textiles, Apparel & Luxury Goods	1.4
Commercial Services & Supplies	1.2
Other (each representing less than 1%)	4.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	9.1%
Apple Inc.	8.6
Alphabet Inc., Class A	5.1
Alphabet Inc., Class C	4.6
Berkshire Hathaway Inc., Class B	3.6
Accenture PLC, Class A	3.6
Blackstone Inc.	3.1
Amazon.com Inc.	2.8
QUALCOMM Inc.	2.8
SS&C Technologies Holdings Inc.	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

		Cumulative Total Returns

	6 Months	Since Inception

Fund NAV	2.69%	11.67%
Fund Market	2.57	11.61
Russell 1000® Index	1.69	9.79

The inception date of the Fund was 4/6/21. The first day of secondary market trading was 4/8/21.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,026.90	$ 0.72		$ 1,000.00	$ 1,024.50	$ 0.71		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management). These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the Russell 1000® Index.

The U.S. stock market moved slightly higher during the reporting period, albeit with heightened volatility. Stocks weakened post November 2021 onward due to the combination of new COVID-19 variants, supply chain disruptions, and the likelihood that the Fed would need to tighten monetary policy in order to combat inflation. The Fund returned 2.69% for the six-month period ended January 31, 2022, outperforming the 1.69% return for the Russell 1000® Index.

The Energy Management pillar was a key contributor. The strategy did particularly well in the information technology sector, where overweights in companies such as Mastercard, Inc.—which the investment adviser believes has better energy management practices than its peers—added to performance.

Given the Fund’s tight sector and country constraints, security selection was the key driver of relative performance. Selection in the information technology sector had the largest positive impact on results. The Fund was positioned in a sector-neutral fashion. With that said, it had a slight overweight position in information technology and a small underweight in consumer staples.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 48% lower Carbon Emissions Intensity and 20% higher exposure to clean technology revenue than its benchmark as of January 31, 2022.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022 (continued)	BlackRock U.S. Carbon Transition Readiness ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	29.0%
Health Care	13.4
Consumer Discretionary	12.4
Financials	11.4
Communication Services	9.3
Industrials	8.4
Consumer Staples	5.4
Real Estate	3.3
Energy	3.0
Materials	2.4
Utilities	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	6.1%
Apple Inc.	5.9
Amazon.com Inc.	2.2
Alphabet Inc., Class A	2.2
Meta Platforms Inc, Class A	2.0
Tesla Inc.	1.8
Alphabet Inc., Class C	1.7
UnitedHealth Group Inc.	1.7
Visa Inc., Class A	1.5
PepsiCo Inc.	1.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF

Investment Objective

The BlackRock U.S. Equity Factor Rotation ETF (the “Fund”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Performance

		Average Annual Total Returns		Cumulative Total Returns

	6 Months	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(1.39)%	16.21%	15.57%	16.21%	51.58%
Fund Market	(1.51)	16.04	15.51	16.04	51.36
MSCI USA Index	1.87	20.90	20.19	20.90	69.34

The inception date of the Fund was 3/19/19. The first day of secondary market trading was 3/21/19.

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US. Effective September 23, 2019, the Fund changed its benchmark against which it measures its performance from a custom weighted index composed of the 80% MSCI USA Index / 20% MSCI USA Minimum Volatility (USD) Index to the MSCI USA Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 986.10	$ 1.00		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Management Commentary

The Fund underperformed its benchmark, the MSCI USA Index, for the six-month period ended January 31, 2022. The Fund’s actively managed factor rotation strategy seeks diversified exposure to seven style factors: value, low size, momentum, quality, minimum volatility, mega cap, and growth. The Fund strives to outpace the broader market by actively emphasizing the factors that BlackRock Fund Advisors believes will outperform based on its forward-looking insights.

The value factor significantly outperformed the MSCI USA Index in the period, with much of the advantage occurring in December 2021 and January 2022. As investors began to price in higher inflation and rising interest rates, value stocks became more attractive than growth. Valuations in the latter category often depend on expected future profits, which become less valuable in current dollars as rates rise. Minimum volatility stocks, while posting gains due in part to increasing investor risk aversion in the second half of the period, trailed the index. The low size and quality categories experienced narrow underperformance, while momentum was the weakest performer. After outpacing the broader market through mid-November 2021, momentum lagged considerably once investors’ attention began to shift toward the possibility of rising rates.

The Fund’s factor strategy was enhanced in November 2021. Its required minimum allocation to individual factors was reduced to zero, allowing it to avoid those that look unattractive. The strategy also gained the ability to own growth and mega-cap stocks if value and low size, respectively, appear less compelling. The Fund established a large weighting in the growth factor at this time, which hurt performance in the final two months of the period. A zero weighting in the value factor also detracted in this interval, as did a large weighting in momentum.

At the sector level, positioning in information technology was the largest detractor from performance. The weakest results occurred in the semiconductor / semiconductor equipment and software & services industries. Health care was also a source of underperformance, primarily as result of positioning in the pharmaceuticals and biotechnology industries. On the plus side, positioning in financials contributed positively.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022 (continued)	BlackRock U.S. Equity Factor Rotation ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	36.1%
Consumer Discretionary	12.1
Health Care	11.8
Financials	11.2
Communication Services	10.0
Consumer Staples	6.2
Industrials	5.1
Energy	2.9
Utilities	1.6
Materials	1.6
Real Estate	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	7.3%
Apple Inc.	7.1
Amazon.com Inc.	3.2
Tesla Inc.	3.1
Alphabet Inc., Class A	2.7
Alphabet Inc., Class C	2.6
NVIDIA Corp.	2.6
Applied Materials Inc.	2.1
Meta Platforms Inc, Class A	2.1
JPMorgan Chase & Co.	1.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

		Cumulative Total Returns

	6 Months	Since Inception

Fund NAV	(2.94)%	1.69%
Fund Market	(3.18)	1.66
MSCI World ex USA Index	(2.70)	1.71

The inception date of the Fund was 4/6/21. The first day of secondary market trading was 4/8/21.

The MSCI World ex USA Index captures large- and mid-cap representation across certain developed markets countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/21)	Ending Account Value (01/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 970.60	$ 0.99		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management). These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the MSCI World ex USA Index.

The world markets (ex-U.S.) moved modestly lower during the reporting period as COVID-related lockdowns and supply chain issues hampered economic activity. The European energy crisis was also a performance headwind. Spain’s government intervened to regulate rising electricity prices that disproportionally hurt the alternative energy generators the Fund favored. Despite these fluctuations, the investment adviser remained confident in the Fund’s long-term approach. The Fund returned (2.94)% for the six-month period ended January 31, 2022, slightly underperforming the (2.70)% return for the MSCI World ex USA Index.

The Clean Technology and Waste Management pillars detracted from performance. Overweights in Enel SA, a Clean Technology leader in the utilities sector, was hit by selloff related to Europe’s energy crisis. Given the Fund’s tight sector and country constraints, security selection was the key driver of relative performance. Selection in the industrials and materials sectors had the largest adverse impact on results.

Although the Fund was positioned in a sector- and country-neutral fashion, it maintained a slight overweight in communications services and a small underweight in consumer discretionary. At the country level, it had narrow overweights in Sweden and Spain, as well as modest underweights in Germany and France.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 27% lower Carbon Emissions Intensity and 54% higher exposure to clean technology revenue than its benchmark as of January 31, 2022.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2022 (continued)	BlackRock World ex U.S. Carbon Transition Readiness ETF

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	20.7%
Industrials	14.9
Consumer Discretionary	11.9
Health Care	11.0
Consumer Staples	9.4
Information Technology	8.9
Materials	7.7
Energy	5.1
Communication Services	4.5
Utilities	3.1
Real Estate	2.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	20.4%
United Kingdom	13.4
Canada	11.4
France	9.5
Switzerland	9.1
Australia	6.7
Germany	5.8
Netherlands	5.2
Sweden	3.5
Denmark	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 6.6%
AZEK Co. Inc. (The)(a)	1,160	$38,315
Cie. de Saint-Gobain	1,495	101,163
Johnson Controls International PLC	499	36,262
Kingspan Group PLC	437	42,064
Trane Technologies PLC	192	33,235
Trex Co. Inc.(a)	583	53,327

		304,366

Capital Markets — 1.8%
Agronomics Ltd.(a)	339,553	82,200

Chemicals — 19.0%
Corbion NV	896	37,411
Ecolab Inc.	664	125,795
FMC Corp.	1,280	141,274
Koninklijke DSM NV	679	127,286
Lenzing AG(a)	386	47,380
Nutrien Ltd.	1,727	120,545
Robertet SA	92	90,218
Sika AG, Registered	128	44,784
SK IE Technology Co. Ltd.(a)(b)	288	28,274
Symrise AG	932	111,373

		874,340

Commercial Services & Supplies — 1.1%
Tomra Systems ASA	999	49,945

Construction & Engineering — 0.8%
Quanta Services Inc.	339	34,822

Containers & Packaging — 7.7%
Ball Corp.	1,097	106,519
Crown Holdings Inc.	1,293	147,919
SIG Combibloc Group AG(a)	4,272	99,255

		353,693

Electric Utilities — 5.5%
Enel SpA	17,765	136,730
NextEra Energy Inc.	1,516	118,430

		255,160

Electrical Equipment — 6.8%
Ballard Power Systems Inc.(a)(c)	2,983	31,023
Prysmian SpA	1,013	34,160
Schneider Electric SE	666	112,817
Sunrun Inc.(a)	1,075	27,875
Vestas Wind Systems A/S	2,701	73,090
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	19,400	33,822

		312,787

Electronic Equipment, Instruments & Components — 6.8%
Hexagon AB, Class B	2,560	34,530
Keyence Corp.	100	51,292
Samsung SDI Co. Ltd.	235	116,627
TE Connectivity Ltd.	245	35,037
Zebra Technologies Corp., Class A(a)	150	76,368

		313,854

Food & Staples Retailing — 2.9%
HelloFresh SE(a)	1,274	84,824
Ocado Group PLC(a)	2,306	46,986

		131,810

Food Products — 10.1%
Bunge Ltd.	1,130	111,712

Security	Shares	Value

Food Products (continued)
Darling Ingredients Inc.(a)	716	$45,659
Kerry Group PLC, Class A	984	123,982
Maple Leaf Foods Inc.	2,230	54,243
Salmar ASA	1,925	131,253

		466,849

Independent Power and Renewable Electricity Producers — 3.2%
EDP Renovaveis SA	5,576	117,216
Scatec ASA(b)	2,144	31,667

		148,883

Machinery — 12.4%
Ag Growth International Inc.	2,856	76,278
AGCO Corp.	655	76,766
Atlas Copco AB, Class A	572	33,855
Deere & Co.	416	156,582
Evoqua Water Technologies Corp.(a)	1,661	67,271
Ingersoll Rand Inc.	843	47,385
John Bean Technologies Corp.	478	64,530
Marel HF	7,635	47,691

		570,358

Metals & Mining — 0.7%
Sims Ltd.	3,196	32,539

Paper & Forest Products — 3.9%
Mondi PLC	3,149	78,785
UPM-Kymmene OYJ	2,749	100,192

		178,977

Professional Services — 2.1%
Bureau Veritas SA	3,425	97,997

Semiconductors & Semiconductor Equipment — 5.5%
Analog Devices Inc.	221	36,237
Canadian Solar Inc.(a)(c)	1,174	32,860
First Solar Inc.(a)	418	32,763
Infineon Technologies AG	2,813	116,818
ON Semiconductor Corp.(a)	577	34,043

		252,721

Software — 2.8%
ANSYS Inc.(a)	94	31,961
Autodesk Inc.(a)	267	66,694
Dassault Systemes SE	632	30,562

		129,217

Total Common Stocks — 99.7% (Cost: $4,991,932)		4,590,518

Warrants

Capital Markets — 0.2%
Agronomics Ltd., (Expires 12/11/23)(a)	329,052	11,019

Total Warrants — 0.2% (Cost: $0)		11,019

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	47,979	47,993

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	50,000	$50,000

		97,993

Total Short-Term Investments — 2.1% (Cost: $97,993)		97,993

Total Investments in Securities — 102.0% (Cost: $5,089,925)		4,699,530

Other Assets, Less Liabilities — (2.0)%		(93,621)

Net Assets — 100.0%		$4,605,909

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/03/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$48,005	(b)	$—	$(12)	$—	$47,993	47,979	$70	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		50,000	(b)	—	—	—	50,000	50,000	2		—

						$(12)	$—	$97,993		$72		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,191,622	$2,398,896	$—	$4,590,518
Warrants	—	11,019	—	11,019
Money Market Funds	97,993	—	—	97,993

	$2,289,615	$2,409,915	$—	$4,699,530

See notes to financial statements.

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Schedule of Investments (unaudited) January 31, 2022	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 26.6%
Acumen Pharmaceuticals Inc.(a)	668	$3,420
Agios Pharmaceuticals Inc.(a)	1,588	49,053
Alnylam Pharmaceuticals Inc.(a)	275	37,840
Ambrx Biopharma Inc., ADR(a)	428	2,072
Apellis Pharmaceuticals Inc.(a)	613	24,686
Applied Molecular Transport Inc.(a)	301	2,835
Arcus Biosciences Inc.(a)	328	10,102
Arcutis Biotherapeutics Inc.(a)	2,686	40,585
Argenx SE, ADR(a)	433	116,590
Arrowhead Pharmaceuticals Inc.(a)	306	16,145
Bicycle Therapeutics PLC, ADR(a)	176	8,594
BioAtla Inc.(a)	466	4,455
Biogen Inc.(a)	205	46,330
Biohaven Pharmaceutical Holding Co. Ltd.(a)	600	79,722
BioMarin Pharmaceutical Inc.(a)	1,532	135,781
Blueprint Medicines Corp.(a)	642	49,498
C4 Therapeutics Inc.(a)	610	14,902
Connect Biopharma Holdings Ltd.(a)	211	971
Decibel Therapeutics Inc.(a)	469	2,017
Design Therapeutics Inc.(a)	243	3,072
Enanta Pharmaceuticals Inc.(a)	208	12,359
Exact Sciences Corp.(a)	505	38,562
Fate Therapeutics Inc.(a)	163	6,766
Galapagos NV, ADR(a)	431	29,093
Genmab A/S(a)	284	96,710
Genmab A/S, ADR(a)(b)	812	27,673
Horizon Therapeutics PLC(a)	1,099	102,570
Icosavax Inc.(a)	1,436	21,913
Ideaya Biosciences Inc.(a)	604	10,008
Imago Biosciences Inc.(a)	412	8,331
Immunocore Holdings PLC(a)	200	4,514
Ionis Pharmaceuticals Inc.(a)	592	18,826
Iovance Biotherapeutics Inc.(a)	700	11,655
Karuna Therapeutics Inc.(a)	267	29,653
Keros Therapeutics Inc.(a)	763	35,380
Kinnate Biopharma Inc.(a)(b)	843	9,256
Kodiak Sciences Inc.(a)	275	16,143
Krystal Biotech Inc.(a)	261	15,399
Kymera Therapeutics Inc.(a)	907	38,094
Merus NV(a)	344	8,466
Mirati Therapeutics Inc.(a)	301	35,909
Monte Rosa Therapeutics Inc.(a)	458	5,798
Morphic Holding Inc.(a)	317	13,450
Natera Inc.(a)(b)	1,594	112,616
Neurocrine Biosciences Inc.(a)	854	67,483
PMV Pharmaceuticals Inc.(a)	963	15,466
Prometheus Biosciences Inc.(a)	715	25,690
Prothena Corp. PLC(a)	1,212	41,305
RAPT Therapeutics Inc.(a)	629	13,599
REVOLUTION Medicines Inc.(a)	811	17,453
Rubius Therapeutics Inc.(a)	365	2,464
Sarepta Therapeutics Inc.(a)	1,011	72,357
Seagen Inc.(a)	1,330	178,898
Sierra Oncology Inc.(a)	633	17,085
Sigilon Therapeutics Inc.(a)	962	1,876
Talaris Therapeutics Inc.(a)	381	3,593
Taysha Gene Therapies Inc.(a)	597	4,746
Tenaya Therapeutics Inc.(a)	472	5,626

Security	Shares	Value

Biotechnology (continued)
TScan Therapeutics Inc.(a)	1,836	$8,868
Twist Bioscience Corp.(a)	595	35,355
United Therapeutics Corp.(a)	213	42,998
Vertex Pharmaceuticals Inc.(a)	728	176,940
Zentalis Pharmaceuticals Inc.(a)	820	46,806

		2,136,422

Diversified Financial Services — 1.6%
DA32 Life Science Tech Acquisition Corp., Class A(a)	4,241	40,798
Eucrates Biomedical Acquisition Corp.(a)	2,475	24,156
Health Assurance Acquisition Corp., Class A(a)	3,754	36,677
Helix Acquisition Corp., Class A(a)	593	5,859
MedTech Acquisition Corp./NY, Class A(a)	2,544	25,084

		132,574

Electronic Equipment, Instruments & Components — 0.2%
908 Devices Inc.(a)	864	13,668

Health Care Equipment & Supplies — 35.0%
ABIOMED Inc.(a)	564	166,871
Alcon Inc.(b)	2,812	215,905
Boston Scientific Corp.(a)	1,629	69,884
ConvaTec Group PLC(c)	15,684	37,236
Cooper Companies Inc. (The)	341	135,820
Demant A/S(a)	1,492	66,011
DENTSPLY SIRONA Inc.	2,517	134,458
Dexcom Inc.(a)	269	115,799
Edwards Lifesciences Corp.(a)	1,277	139,448
Globus Medical Inc., Class A(a)	306	20,419
GN Store Nord A/S	1,368	82,783
Hologic Inc.(a)	1,466	102,972
Insulet Corp.(a)	541	134,168
Intuitive Surgical Inc.(a)	464	131,860
Masimo Corp.(a)	673	147,973
Nevro Corp.(a)	1,432	94,082
Novocure Ltd.(a)	395	27,117
Nyxoah SA(a)	1,824	36,061
Penumbra Inc.(a)	242	54,695
Pulmonx Corp.(a)	425	10,349
ResMed Inc.	608	138,989
SI-BONE Inc.(a)	596	11,741
Sonova Holding AG, Registered	258	91,910
STERIS PLC	498	111,751
Straumann Holding AG, Registered	26	43,084
Stryker Corp.	268	66,477
Tandem Diabetes Care Inc.(a)	1,069	126,260
Teleflex Inc.	517	160,368
Zimmer Biomet Holdings Inc.	1,051	129,294

		2,803,785

Health Care Providers & Services — 10.2%
Addus HomeCare Corp.(a)	147	11,735
agilon health Inc.(a)	844	13,994
Amedisys Inc.(a)	401	54,175
AmerisourceBergen Corp.	1,071	145,870
Amplifon SpA	2,330	99,039
Anthem Inc.	153	67,472
Encompass Health Corp.	1,386	85,987
Guardant Health Inc.(a)	720	50,076
LHC Group Inc.(a)	331	41,077
McKesson Corp.	482	123,739
Quest Diagnostics Inc.	543	73,316

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
R1 RCM Inc.(a)	1,131	$26,895
Rede D’Or Sao Luiz SA(c)	2,795	23,328

		816,703

Health Care Technology — 0.1%
Sophia Genetics SA(a)	825	9,652

Life Sciences Tools & Services — 18.1%
Agilent Technologies Inc.	435	60,604
Avantor Inc.(a)	1,997	74,548
Bruker Corp.	1,227	81,718
Charles River Laboratories International Inc.(a)	325	107,172
Cytek Biosciences Inc.(a)	2,380	34,653
ICON PLC(a)(b)	1,066	283,257
Illumina Inc.(a)	309	107,785
IQVIA Holdings Inc.(a)	521	127,593
IsoPlexis Corp(a)	480	2,957
Lonza Group AG, Registered	128	88,249
Mettler-Toledo International Inc.(a)	54	79,525
QIAGEN NV(a)	3,138	155,300
Sotera Health Co.(a)	3,729	80,211
Waters Corp.(a)	252	80,670
West Pharmaceutical Services Inc.	114	44,827
Wuxi Biologics Cayman Inc., New(a)(c)	4,000	40,091

		1,449,160

Pharmaceuticals — 4.9%
Astellas Pharma Inc.	6,100	98,457
Daiichi Sankyo Co. Ltd.	5,400	121,338
Merck KGaA	284	62,281
Nektar Therapeutics(a)	1,186	13,188
UCB SA	997	99,207

		394,471

Total Common Stocks — 96.7% (Cost: $8,103,617)		7,756,435

Warrants

Diversified Financial Services — 0.0%
Eucrates Biomedical Acquisition Corp., (Expires 12/14/25)(a)	825	330

Security	Shares	Value

Diversified Financial Services (continued)
Health Assurance Acquisition Corp., (Expires 11/12/25)(a)	938	$480
MedTech Acquisition Corp./NY, (Expires 12/18/25)(a)	848	401

		1,211

Total Warrants — 0.0% (Cost: $5,290)		1,211

Short-Term Investments

Money Market Funds — 10.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	528,307	528,465
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	340,000	340,000

		868,465

Total Short-Term Investments — 10.8% (Cost: $868,465)		868,465

Total Investments in Securities — 107.5% (Cost: $8,977,372)		8,626,111

Other Assets, Less Liabilities — (7.5)%		(605,109)

Net Assets — 100.0%		$8,021,002

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$185,281	$343,272	(a)	$—		$(88)	$—	$528,465	528,307	$519	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	430,000	—		(90,000	)(a)	—	—	340,000	340,000	11		—

						$(88)	$—	$868,465		$530		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future Health ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,730,039	$1,026,396	$—	$7,756,435
Warrants	1,211	—	—	1,211
Money Market Funds	868,465	—	—	868,465

	$7,599,715	$1,026,396	$—	$8,626,111

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) January 31, 2022	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.3%
Axon Enterprise Inc.(a)(b)	3,179	$444,837
HEICO Corp.	1,948	265,688

		710,525

Auto Components — 2.2%
Fox Factory Holding Corp.(a)	2,232	297,012

Biotechnology — 2.8%
Halozyme Therapeutics Inc.(a)	7,002	242,339
Natera Inc.(a)	1,924	135,931

		378,270

Building Products — 2.3%
AZEK Co. Inc. (The)(a)	9,302	307,245

Capital Markets — 1.1%
TPG Inc.(a)	4,559	153,046

Chemicals — 1.7%
Amyris Inc.(a)(b)	49,620	226,267

Diversified Consumer Services — 3.5%
Bright Horizons Family Solutions Inc.(a)	1,670	214,445
Duolingo Inc., Class A(a)(b)	2,557	255,725

		470,170

Electrical Equipment — 1.3%
Shoals Technologies Group Inc., Class A(a)	10,440	176,018

Electronic Equipment, Instruments & Components — 2.3%
908 Devices Inc.(a)	9,273	146,699
Halma PLC	4,905	166,248

		312,947

Entertainment — 2.4%
Kahoot! ASA(a)	80,765	324,269

Equity Real Estate Investment Trusts (REITs) — 2.7%
Innovative Industrial Properties Inc.	746	147,850
Rexford Industrial Realty Inc.	2,846	208,242

		356,092

Food Products — 2.2%
Freshpet Inc.(a)	3,219	299,464

Health Care Equipment & Supplies — 7.0%
Figs Inc., Class A(a)	7,642	171,792
Inmode Ltd.(a)	3,205	154,577
Masimo Corp.(a)	1,556	342,118
Outset Medical Inc.(a)	4,761	177,062
Pulmonx Corp.(a)	3,889	94,697

		940,246

Health Care Technology — 6.1%
Certara Inc.(a)(b)	10,685	285,610
Health Catalyst Inc.(a)	6,638	198,144
Phreesia Inc.(a)	10,894	339,784

		823,538

Hotels, Restaurants & Leisure — 5.3%
Penn National Gaming Inc.(a)	5,138	234,344
Planet Fitness Inc., Class A(a)	3,311	293,487
Wingstop Inc.	1,181	180,988

		708,819

Internet & Direct Marketing Retail — 2.2%
Fiverr International Ltd.(a)	3,465	295,599

Security	Shares	Value

IT Services — 6.3%
DigitalOcean Holdings Inc.(a)	5,057	$289,969
Globant SA(a)	1,407	359,038
Nuvei Corp.(a)(c)	3,171	193,256

		842,263

Life Sciences Tools & Services — 8.7%
10X Genomics Inc., Class A(a)(b)	3,613	347,823
Bio-Techne Corp.	997	375,281
Olink Holding AB, ADR(a)	8,124	131,446
Repligen Corp.(a)	1,196	237,215
Seer Inc., Class A(a)	4,637	72,940

		1,164,705

Machinery — 1.4%
Chart Industries Inc.(a)(b)	1,502	183,049

Road & Rail — 2.4%
Saia Inc.(a)	1,117	317,541

Semiconductors & Semiconductor Equipment — 10.9%
Ambarella Inc.(a)	2,063	289,129
Azenta Inc.(b)	3,245	273,683
Entegris Inc.	3,619	433,701
Lattice Semiconductor Corp.(a)	1,659	91,610
Monolithic Power Systems Inc.	917	369,487

		1,457,610

Software — 18.2%
Avalara Inc.(a)	3,807	417,324
Bill.com Holdings Inc.(a)	2,391	450,010
Blackline Inc.(a)	2,359	216,721
Five9 Inc.(a)	3,201	402,366
Gitlab Inc.(a)(b)	2,328	149,015
Lightspeed Commerce Inc.(a)	7,145	231,855
Ncino Inc.	4,024	184,420
Paylocity Holding Corp.(a)	1,906	388,786

		2,440,497

Specialty Retail — 1.5%
Leslie’s Inc.(a)	3,153	65,677
Vroom Inc.(a)	17,190	137,864

		203,541

Total Common Stocks — 99.8% (Cost: $17,545,998)		13,388,733

Short-Term Investments

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	1,231,381	1,231,750
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	20,000	20,000

		1,251,750

Total Short-Term Investments — 9.3% (Cost: $1,251,750)		1,251,750

Total Investments in Securities — 109.1% (Cost: $18,797,748)		14,640,483

Other Assets, Less Liabilities — (9.1)%		(1,221,632)

Net Assets — 100.0%		$13,418,851

(a)	Non-income producing security.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future Innovators ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,154,417	$—	$(1,922,394	)(a)	$(273)	$—	$1,231,750	1,231,381	$1,396	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	—	(30,000	)(a)	—	—	20,000	20,000	1		—

					$(273)	$—	$1,251,750		$1,397		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets	$12,898,216	$490,517	$—	$13,388,733
Common Stocks	1,251,750	—	—	1,251,750

Money Market Funds	$14,149,966	$490,517	$—	$14,640,483

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) January 31, 2022	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 3.2%
Arrival SA(a)	5,606	$21,920
Tesla Inc.(a)	513	480,537

		502,457

Capital Markets — 0.3%
Coinbase Global Inc., Class A(a)(b)	227	43,164

Consumer Finance — 0.6%
Kaspi.KZ JSC(c)	1,149	98,294

Diversified Consumer Services — 0.3%
Udemy Inc.(a)	3,015	48,843

Electrical Equipment — 0.5%
Fluence Energy Inc.(a)	3,782	70,723

Electronic Equipment, Instruments & Components — 4.0%
Cognex Corp.	1,877	124,745
GoerTek Inc., Class A	17,927	135,064
II-VI Inc.(a)	1,604	101,694
Samsung SDI Co. Ltd.	534	265,015

		626,518

Entertainment — 2.2%
HYBE Co. Ltd.(a)	370	74,908
Roku Inc., Class A(a)(b)	721	118,280
Take-Two Interactive Software Inc.(a)(b)	940	153,540

		346,728

Health Care Providers & Services — 0.5%
agilon health Inc.(a)	4,634	76,832

Health Care Technology — 0.7%
Definitive Healthcare Corp.(a)	2,792	61,089
Doximity Inc., Class A(a)	1,131	51,540

		112,629

Interactive Media & Services — 5.1%
Acast AB(a)(b)	16,979	33,831
Bumble Inc., Class A(a)(b)	1,947	57,456
Eventbrite Inc., Class A(a)	6,317	90,523
Kakao Corp.(a)	3,448	249,055
Snap Inc., Class A, NVS(a)	4,599	149,651
ZoomInfo Technologies Inc.(a)	4,027	212,867

		793,383

Internet & Direct Marketing Retail — 2.9%
Cazoo Group Ltd.(a)(b)	16,506	78,239
Delivery Hero SE(a)(d)	1,379	106,445
Farfetch Ltd., Class A(a)(b)	4,666	101,299
MercadoLibre Inc.(a)(b)	140	158,488

		444,471

IT Services — 15.8%
Adyen NV(a)(d)	74	150,582
Affirm Holdings Inc.(a)	1,380	88,416
Block Inc.(a)	1,429	174,752
Cloudflare Inc., Class A(a)	1,741	167,832
Dlocal Ltd./Uruguay(a)	2,727	81,592
Endava PLC, ADR(a)(b)	2,096	254,916
Global Payments Inc.	798	119,604
GMO Payment Gateway Inc.	1,300	114,077
Grid Dynamics Holdings Inc.(a)(b)	6,273	167,176
Kakao Pay Corp.(a)	777	81,213
Locaweb Servicos de Internet SA(a)(d)	55,712	101,770

Security	Shares	Value

IT Services (continued)
MongoDB Inc.(a)	644	$260,891
Okta Inc.(a)(b)	1,046	206,993
Paymentus Holdings Inc., Class A(a)(b)	3,004	78,945
Shift4 Payments Inc., Class A(a)(b)	3,771	198,807
Twilio Inc., Class A(a)(b)	949	195,608

		2,443,174

Professional Services — 2.8%
CoStar Group Inc.(a)	1,659	116,396
Legalzoomcom Inc.(a)	5,290	84,005
Planet Labs PBC	8,004	48,824
TransUnion	1,826	188,297

		437,522

Road & Rail — 0.9%
Lyft Inc., Class A(a)	3,417	131,623

Semiconductors & Semiconductor Equipment — 31.1%
Alphawave IP Group PLC(a)	26,049	56,579
Ambarella Inc.(a)	1,463	205,039
Andes Technology Corp.	8,000	123,897
ASM International NV	673	231,230
BE Semiconductor Industries NV	2,778	232,931
Credo Technology Group Holdings	6,980	84,598
Enphase Energy Inc.(a)	522	73,325
Entegris Inc.	2,235	267,842
KLA Corp.	498	193,857
Lasertec Corp.	1,600	358,940
Lattice Semiconductor Corp.(a)	4,490	247,938
MACOM Technology Solutions Holdings Inc., Class H(a)	3,026	185,221
Marvell Technology Inc.	6,873	490,732
Monolithic Power Systems Inc.	602	242,564
Nordic Semiconductor ASA(a)	6,652	197,098
ON Semiconductor Corp.(a)	5,606	330,754
Silergy Corp.	3,000	405,493
SkyWater Technology Inc.(a)	1,928	19,338
SOITEC(a)	1,204	219,812
Tower Semiconductor Ltd.(a)	4,393	150,900
Ultra Clean Holdings Inc.(a)(b)	5,121	258,201
Wolfspeed Inc.(a)	2,626	247,474

		4,823,763

Software — 24.9%
Altium Ltd.	7,295	186,490
AppLovin Corp., Class A(a)(b)	2,701	173,998
Atlassian Corp. PLC, Class A(a)	817	264,986
Avalara Inc.(a)	1,292	141,629
AvidXchange Holdings Inc.(a)	3,781	39,171
Bill.com Holdings Inc.(a)	565	106,339
Confluent Inc., Class A(a)	1,878	122,802
Coupa Software Inc.(a)	687	92,244
Crowdstrike Holdings Inc., Class A(a)	1,024	184,975
CS Disco Inc.(a)(b)	3,575	122,694
Elastic NV(a)	1,313	122,437
EngageSmart Inc.(a)	2,094	45,775
Expensify Inc.(a)	2,388	69,849
Freee KK(a)	2,400	94,877
Gitlab Inc.(a)(b)	421	26,948
Glodon Co. Ltd., Class A	11,871	115,504
HashiCorp Inc.(a)	890	59,087
Latch Inc.(a)	11,491	73,657
Lightspeed Commerce Inc.(a)	4,827	156,679

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Procore Technologies Inc.(a)	795	$49,735
Rakus Co. Ltd.	8,700	175,258
Samsara Inc.(a)(b)	4,014	72,653
SiteMinder Ltd.(a)	67,732	282,072
Synopsys Inc.(a)	869	269,825
Trade Desk Inc. (The), Class A(a)	2,076	144,365
Unity Software Inc.(a)(b)	1,863	195,894
UserTesting Inc.(a)	9,074	52,992
Xero Ltd.(a)	2,026	164,117
Zscaler Inc.(a)	956	245,797

		3,852,849

Technology Hardware, Storage & Peripherals — 1.1%
Pure Storage Inc., Class A(a)	6,214	164,609

Total Common Stocks — 96.9% (Cost: $16,237,612)		15,017,582

Short-Term Investments

Money Market Funds — 16.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(e)(f)(g)	2,068,290	2,068,911
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	470,000	470,000

		2,538,911

Total Short-Term Investments — 16.4% (Cost: $2,538,911)		2,538,911

Total Investments in Securities — 113.3% (Cost: $18,776,523)		17,556,493

Other Assets, Less Liabilities — (13.3)%		(2,064,983)

Net Assets — 100.0%		$15,491,510

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,980,120	$—	$(910,925	)(a)	$(284)	$—	$2,068,911	2,068,290	$13,030	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	870,000	—	(400,000	)(a)	—	—	470,000	470,000	18		—

					$(284)	$—	$2,538,911		$13,048		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future Tech ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$11,318,495	$3,699,087	$—	$15,017,582
Money Market Funds	2,538,911	—	—	2,538,911

	$13,857,406	$3,699,087	$—	$17,556,493

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.1%
United Parcel Service Inc., Class B	25	$5,055

Auto Components — 0.2%
Aptiv PLC(a)	55	7,512

Automobiles — 0.5%
Ford Motor Co.	1,079	21,904

Banks — 2.6%
First Republic Bank/CA	25	4,340
JPMorgan Chase & Co.	764	113,530
PNC Financial Services Group Inc. (The)	15	3,090
Truist Financial Corp.	45	2,827

		123,787

Building Products — 0.7%
Builders FirstSource Inc.(a)	140	9,519
Fortune Brands Home & Security Inc.	35	3,296
Johnson Controls International PLC	225	16,351
Owens Corning	35	3,104

		32,270

Capital Markets — 9.8%
Affiliated Managers Group Inc.	235	34,359
Ameriprise Financial Inc.	45	13,694
Ares Management Corp., Class A	330	26,308
Bank of New York Mellon Corp. (The)	95	5,630
Blackstone Inc., NVS	1,120	147,807
Charles Schwab Corp. (The)	760	66,652
Goldman Sachs Group Inc. (The)	30	10,640
Houlihan Lokey Inc.	15	1,594
Intercontinental Exchange Inc.	600	75,996
KKR & Co. Inc.	369	26,258
Moody’s Corp.	10	3,430
Morgan Stanley	180	18,457
Raymond James Financial Inc.	130	13,763
Stifel Financial Corp.	240	17,976
T Rowe Price Group Inc.	40	6,177

		468,741

Chemicals — 2.2%
Linde PLC	115	36,648
Olin Corp.	1,345	68,151

		104,799

Commercial Services & Supplies — 1.2%
Copart Inc.(a)	95	12,279
Waste Connections Inc.	325	40,527
Waste Management Inc.	25	3,761

		56,567

Communications Equipment — 0.1%
Arista Networks Inc.(a)	25	3,108

Consumer Finance — 0.3%
American Express Co.	25	4,496
Capital One Financial Corp.	45	6,603
Discover Financial Services	15	1,736

		12,835

Distributors — 0.3%
Genuine Parts Co.	80	10,658
LKQ Corp.	90	4,940

		15,598

Security	Shares	Value

Diversified Financial Services — 3.6%
Berkshire Hathaway Inc., Class B(a)	546	$170,909

Electronic Equipment, Instruments & Components — 4.6%
Amphenol Corp., Class A	1,050	83,570
Arrow Electronics Inc.(a)	440	54,560
CDW Corp./DE	5	945
Jabil Inc.	515	31,667
Keysight Technologies Inc.(a)	65	10,973
TD SYNNEX Corp.	60	6,274
TE Connectivity Ltd.	210	30,032
Trimble Inc.(a)	60	4,330

		222,351

Health Care Providers & Services — 1.7%
HCA Healthcare Inc.	35	8,402
UnitedHealth Group Inc.	155	73,248

		81,650

Hotels, Restaurants & Leisure — 1.5%
Choice Hotels International Inc.	20	2,868
McDonald’s Corp.	235	60,971
Starbucks Corp.	10	983
Wyndham Hotels & Resorts Inc.	40	3,358
Yum! Brands Inc.	30	3,755

		71,935

Household Durables — 0.6%
DR Horton Inc.	26	2,320
Toll Brothers Inc.	426	25,121

		27,441

Insurance — 0.3%
American Financial Group Inc./OH	42	5,472
Loews Corp.	30	1,790
Marsh & McLennan Companies Inc.	55	8,450

		15,712

Interactive Media & Services — 11.7%
Alphabet Inc., Class A(a)	89	240,840
Alphabet Inc., Class C, NVS(a)	80	217,118
Meta Platforms Inc, Class A(a)	325	101,809

		559,767

Internet & Direct Marketing Retail — 2.8%
Amazon.com Inc.(a)	45	134,616

IT Services — 5.6%
Accenture PLC, Class A	475	167,950
Automatic Data Processing Inc.	60	12,370
Broadridge Financial Solutions Inc.	10	1,592
Cognizant Technology Solutions Corp., Class A	495	42,283
Genpact Ltd.	530	26,368
Paychex Inc.	135	15,898

		266,461

Machinery — 0.8%
Dover Corp.	40	6,797
Graco Inc.	221	16,036
Ingersoll Rand Inc.	35	1,967
ITT Inc.	140	12,869
Westinghouse Air Brake Technologies Corp.	17	1,511

		39,180

Metals & Mining — 0.1%
Reliance Steel & Aluminum Co.	40	6,115

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 2.3%
Dillard’s Inc., Class A	328	$83,220
Target Corp.	125	27,554

		110,774

Oil, Gas & Consumable Fuels — 4.5%
Civitas Resources Inc.	36	1,962
ConocoPhillips	159	14,091
Continental Resources Inc./OK	293	15,218
Devon Energy Corp.	871	44,046
EOG Resources Inc.	388	43,254
Matador Resources Co.	537	24,041
Ovintiv Inc.	1,127	43,728
PDC Energy Inc.	434	25,723
Pioneer Natural Resources Co.	13	2,846

		214,909

Pharmaceuticals — 0.0%
Zoetis Inc.	10	1,998

Professional Services — 0.3%
ASGN Inc.(a)	50	5,744
IHS Markit Ltd.	50	5,839
Robert Half International Inc.	30	3,398

		14,981

Road & Rail — 1.7%
Avis Budget Group Inc.(a)	210	36,998
Union Pacific Corp.	180	44,019

		81,017

Semiconductors & Semiconductor Equipment — 11.4%
Analog Devices Inc.	176	28,859
Applied Materials Inc.	174	24,043
Broadcom Inc.	115	67,376
Intel Corp.	674	32,905
KLA Corp.	10	3,893
Lattice Semiconductor Corp.(a)	80	4,418
Microchip Technology Inc.	310	24,019
Micron Technology Inc.	600	49,362
NVIDIA Corp.	45	11,019
NXP Semiconductors NV	40	8,218
Qorvo Inc.(a)	95	13,041
QUALCOMM Inc.	745	130,941
Semtech Corp.(a)	60	4,266
Skyworks Solutions Inc.	160	23,443
Synaptics Inc.(a)	185	38,915
Texas Instruments Inc.	446	80,052

		544,770

Software — 13.2%
Adobe Inc.(a)	15	8,015

Security	Shares	Value

Software (continued)
Autodesk Inc.(a)	10	$2,498
Cadence Design Systems Inc.(a)	55	8,368
Intuit Inc.	10	5,552
Microsoft Corp.	1,375	427,597
Oracle Corp.	410	33,276
SS&C Technologies Holdings Inc.	1,540	123,000
Synopsys Inc.(a)	75	23,287
Tyler Technologies Inc.(a)	5	2,369

		633,962

Specialty Retail — 3.7%
Bath & Body Works Inc.	158	8,859
Home Depot Inc. (The)	175	64,221
Lowe’s Companies Inc.	160	37,976
Ross Stores Inc.	20	1,955
Signet Jewelers Ltd.	58	4,996
TJX Companies Inc. (The)	855	61,534

		179,541

Technology Hardware, Storage & Peripherals — 8.5%
Apple Inc.	2,320	405,490

Textiles, Apparel & Luxury Goods — 1.3%
Nike Inc., Class B	430	63,670

Trading Companies & Distributors — 0.5%
Fastenal Co.	170	9,636
United Rentals Inc.(a)	40	12,805
WW Grainger Inc.	5	2,475

		24,916

Total Common Stocks — 98.7% (Cost: $4,881,027)		4,724,341

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	50,000	50,000

Total Short-Term Investments — 1.1% (Cost: $50,000)		50,000

Total Investments in Securities — 99.8% (Cost: $4,931,027)		4,774,341

Other Assets, Less Liabilities — 0.2%		11,902

Net Assets — 100.0%		$4,786,243

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future U.S. Themes ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/14/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$50,000	(b)	$—	$—	$—	$50,000	50,000	$—	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts Micro E-Mini S&P 500	2	03/18/22	$45	$(1,606)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$1,606

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,606)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,043

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock Future U.S. Themes ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments Assets
Common Stocks	$4,724,341	$—	$—	$4,724,341
Money Market Funds	50,000	—	—	50,000

	$4,774,341	$—	$—	$4,774,341

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,606)	$—	$—	$(1,606)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Raytheon Technologies Corp.	4,868	$439,045

Air Freight & Logistics — 1.0%
CH Robinson Worldwide Inc.	65,718	6,877,389
Expeditors International of Washington Inc.	31,642	3,622,376
FedEx Corp.	9,288	2,283,547
United Parcel Service Inc., Class B	11,952	2,416,814

		15,200,126

Airlines — 0.3%
Alaska Air Group Inc.(a)	77,383	4,235,945

Auto Components — 0.2%
Aptiv PLC(a)	24,340	3,324,357

Automobiles — 2.3%
Ford Motor Co.	246,357	5,001,047
General Motors Co.(a)	59,505	3,137,699
Tesla Inc.(a)	29,780	27,895,521

		36,034,267

Banks — 4.1%
Bank of Hawaii Corp.	12,170	1,047,472
Citigroup Inc.	58,416	3,804,050
Citizens Financial Group Inc.	40,161	2,067,087
Comerica Inc.	2,434	225,826
Commerce Bancshares Inc.	9,979	687,653
Fifth Third Bancorp	56,332	2,514,097
FNB Corp.	77,888	1,006,313
Huntington Bancshares Inc./OH	253,136	3,812,228
JPMorgan Chase & Co.	136,468	20,279,145
KeyCorp	87,624	2,195,857
PacWest Bancorp	6,085	282,527
PNC Financial Services Group Inc. (The)	22,404	4,615,000
Truist Financial Corp.	102,228	6,421,963
U.S. Bancorp	113,833	6,623,942
Wells Fargo & Co.	130,929	7,043,980
Zions Bancorp. NA	8,519	577,759

		63,204,899

Beverages — 2.9%
Coca-Cola Co. (The)	307,901	18,785,040
Molson Coors Beverage Co., Class B	76,209	3,632,121
PepsiCo Inc.	127,785	22,173,253

		44,590,414

Biotechnology — 2.1%
AbbVie Inc.	102,228	13,993,991
Amgen Inc.	36,510	8,292,881
Biogen Inc.(a)	14,604	3,300,504
Gilead Sciences Inc.	6,085	417,918
Incyte Corp.(a)	13,532	1,005,834
Iovance Biotherapeutics Inc.(a)	18,255	303,946
Moderna Inc.(a)	12,956	2,193,839
Novavax Inc.(a)(b)	6,130	574,381
Vertex Pharmaceuticals Inc.(a)	7,978	1,939,053

		32,022,347

Building Products — 2.1%
A O Smith Corp.	76,671	5,859,198
Allegion PLC	6,085	746,812
Builders FirstSource Inc.(a)	49,897	3,392,497
Carrier Global Corp.	6,085	290,133

Security	Shares	Value

Building Products (continued)
Johnson Controls International PLC	222,853	$16,194,727
Trane Technologies PLC	31,187	5,398,470

		31,881,837

Capital Markets — 3.6%
Ameriprise Financial Inc	7,302	2,222,072
Bank of New York Mellon Corp. (The)	19,472	1,153,911
BlackRock Inc.(c)	5,999	4,936,817
Blackstone Inc., NVS	2,434	321,215
Carlyle Group Inc. (The)	29,208	1,491,068
Charles Schwab Corp. (The)	66,935	5,870,199
FactSet Research Systems Inc.	25,557	10,782,243
Goldman Sachs Group Inc. (The)	20,689	7,337,974
LPL Financial Holdings Inc	3,651	629,140
MarketAxess Holdings Inc.	6,085	2,096,161
Moody’s Corp.	18,255	6,261,465
Morgan Stanley	48,288	4,951,452
MSCI Inc.	1,217	652,458
Northern Trust Corp.	6,085	709,754
Raymond James Financial Inc.	3,455	365,781
S&P Global Inc.	10,953	4,547,905
State Street Corp.	3,651	345,019
T Rowe Price Group Inc.	10,953	1,691,472

		56,366,106

Chemicals — 1.4%
DuPont de Nemours Inc.	73,020	5,593,332
Ecolab Inc.	36,510	6,916,819
Element Solutions Inc.	45,029	1,010,451
FMC Corp.	30,028	3,314,190
International Flavors & Fragrances Inc.	5,718	754,319
PPG Industries Inc.	11,716	1,830,039
Sherwin-Williams Co. (The)	8,519	2,440,779

		21,859,929

Commercial Services & Supplies — 0.2%
Cintas Corp.	2,707	1,059,872
MSA Safety Inc.	10,809	1,485,157
Waste Management Inc.	6,085	915,427

		3,460,456

Communications Equipment — 1.0%
Cisco Systems Inc.	242,183	13,482,327
Ubiquiti Inc.	4,868	1,411,915

		14,894,242

Construction & Engineering — 0.0%
AECOM	9,736	673,050

Consumer Finance — 0.7%
American Express Co.	30,278	5,444,590
Capital One Financial Corp.	34,076	4,999,971
Upstart Holdings Inc.(a)	3,086	336,405

		10,780,966

Containers & Packaging — 0.6%
Avery Dennison Corp.	6,085	1,249,981
Ball Corp.	77,888	7,562,925
Westrock Co.	19,472	898,827

		9,711,733

Distributors — 1.0%
Genuine Parts Co.	83,199	11,084,603
Pool Corp.	8,324	3,964,305

		15,048,908

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions Inc.(a)	1,217	$156,275

Diversified Financial Services — 0.9%
Apollo Global Management Inc.	41,378	2,896,460
Berkshire Hathaway Inc., Class B(a)	32,859	10,285,524
Voya Financial Inc.	12,160	826,394

		14,008,378

Diversified Telecommunication Services — 1.0%
AT&T Inc.	460,026	11,730,663
Verizon Communications Inc.	57,199	3,044,703

		14,775,366

Electric Utilities — 1.6%
Avangrid Inc.	25,557	1,194,023
Eversource Energy	156,993	14,049,303
Exelon Corp.	48,680	2,821,006
NextEra Energy Inc.	79,764	6,231,164

		24,295,496

Electrical Equipment — 0.9%
Acuity Brands Inc.	18,255	3,496,380
Eaton Corp. PLC	2,434	385,619
Generac Holdings Inc.(a)	4,868	1,374,626
Plug Power Inc.(a)(b)	40,161	878,321
Rockwell Automation Inc.	23,123	6,687,634
Sunrun Inc.(a)(b)	39,834	1,032,896
Vertiv Holdings Co.	8,519	177,706

		14,033,182

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., Class A	14,604	1,162,332
Arrow Electronics Inc.(a)	7,302	905,448
Coherent Inc.(a)	1,052	271,921

		2,339,701

Energy Equipment & Services — 0.2%
Baker Hughes Co.	101,803	2,793,474
Schlumberger NV	6,085	237,741

		3,031,215

Entertainment — 1.9%
Activision Blizzard Inc.	27,991	2,211,569
Netflix Inc.(a)	30,796	13,154,203
Roku Inc., Class A(a)(b)	4,868	798,595
Spotify Technology SA(a)	8,519	1,671,939
Walt Disney Co. (The)(a)	82,813	11,839,775

		29,676,081

Equity Real Estate Investment Trusts (REITs) — 3.3%
Boston Properties Inc.	77,422	8,677,458
Brixmor Property Group Inc.	69,077	1,751,793
Equinix Inc.	8,519	6,175,423
Equity Residential	58,474	5,188,398
Essex Property Trust Inc.	3,651	1,213,958
Federal Realty Investment Trust	36,510	4,654,660
Host Hotels & Resorts Inc.(a)	14,604	253,233
Hudson Pacific Properties Inc.	38,944	920,247
Kilroy Realty Corp.	77,273	4,945,472
Kimco Realty Corp.	62,067	1,505,745
Prologis Inc.	14,604	2,290,199
Regency Centers Corp.	26,774	1,921,035
Simon Property Group Inc.	13,387	1,970,566
SL Green Realty Corp.	19,206	1,392,819
UDR Inc..	81,637	4,640,247

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas Inc.	27,165	$1,440,288
Welltower Inc.	2,434	210,857
Weyerhaeuser Co.	33,508	1,354,729

		50,507,127

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	9,751	4,925,523
Kroger Co. (The)	58,416	2,546,353
Walgreens Boots Alliance Inc.	6,817	339,214
Walmart Inc.	81,686	11,420,520

		19,231,610

Food Products — 0.1%
General Mills Inc.	8,519	585,085
Hain Celestial Group Inc. (The)(a)(b)	10,953	400,113

		985,198

Gas Utilities — 0.4%
UGI Corp.	140,095	6,353,308

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	23,123	2,947,257
Boston Scientific Corp.(a)	189,852	8,144,651
DENTSPLY SIRONA Inc.	124,134	6,631,238
Edwards Lifesciences Corp.(a)	47,463	5,182,960
ICU Medical Inc.(a)	14,794	3,156,448
Medtronic PLC	60,553	6,266,630
Novocure Ltd.(a)	2,434	167,094
ResMed Inc.	9,736	2,225,650

		34,721,928

Health Care Providers & Services — 3.3%
AmerisourceBergen Corp.	15,821	2,154,820
Anthem Inc.	8,037	3,544,237
Centene Corp.(a)	2,434	189,268
CVS Health Corp.	106,603	11,354,286
Humana Inc.	14,604	5,732,070
Molina Healthcare Inc.(a)	1,217	353,514
Quest Diagnostics Inc.	8,519	1,150,235
UnitedHealth Group Inc.	54,765	25,880,296

		50,358,726

Health Care Technology — 0.1%
Teladoc Health Inc.(a)(b)	8,348	640,375
Veeva Systems Inc., Class A(a)	3,651	863,608

		1,503,983

Hotels, Restaurants & Leisure — 2.3%
Booking Holdings Inc.(a)	6,265	15,387,654
Carnival Corp.(a)	58,416	1,157,221
McDonald’s Corp.	34,899	9,054,546
Norwegian Cruise Line Holdings Ltd.(a)	177,682	3,701,116
Royal Caribbean Cruises Ltd.(a)	18,255	1,420,422
Six Flags Entertainment Corp.(a)	31,642	1,249,543
Travel + Leisure Co.	35,785	2,032,588
Yum! Brands Inc.	15,449	1,933,751

		35,936,841

Household Durables — 0.4%
Leggett & Platt Inc.	67,078	2,673,058
Newell Brands Inc.	48,680	1,129,863
Whirlpool Corp.	9,736	2,046,410

		5,849,331

Household Products — 0.5%
Colgate-Palmolive Co.	41,062	3,385,562

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Procter & Gamble Co. (The)	25,557	$4,100,621
Spectrum Brands Holdings Inc.	4,640	414,723

		7,900,906

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	21,721	743,293

Industrial Conglomerates — 0.9%
3M Co.	49,897	8,283,900
General Electric Co.	55,609	5,253,938

		13,537,838

Insurance — 2.0%
Aflac Inc.	30,425	1,911,298
Allstate Corp. (The)	26,774	3,230,819
Aon PLC, Class A	26,774	7,401,405
Assurant Inc.	1,217	185,605
Assured Guaranty Ltd.	13,387	713,393
Cincinnati Financial Corp.	3,651	430,197
Lemonade Inc.(a)(b)	9,992	319,045
Lincoln National Corp.	13,387	936,822
Marsh & McLennan Companies Inc.	10,953	1,682,819
Principal Financial Group Inc.	62,067	4,534,615
Progressive Corp. (The)	13,387	1,454,631
Prudential Financial Inc.	49,897	5,567,008
W R Berkley Corp.	20,689	1,748,221
Willis Towers Watson PLC	3,651	854,188

		30,970,066

Interactive Media & Services — 6.1%
Alphabet Inc., Class A(a)	12,170	32,932,872
Alphabet Inc., Class C, NVS(a)	9,680	26,271,230
IAC/InterActiveCorp.(a)	23,123	3,157,214
Meta Platforms Inc, Class A(a)	99,794	31,261,468
TripAdvisor Inc.(a)	43,812	1,189,496

		94,812,280

Internet & Direct Marketing Retail — 2.4%
Amazon.com Inc.(a)	11,299	33,800,620
DoorDash Inc., Class A(a)	4,868	552,469
Etsy Inc.(a)	9,298	1,460,530
Qurate Retail Inc., Series A	156,704	1,101,629

		36,915,248

IT Services — 6.0%
Accenture PLC, Class A	48,680	17,212,275
Akamai Technologies Inc.(a)	4,868	557,629
Automatic Data Processing Inc.	32,859	6,774,540
Block Inc.(a)	3,651	446,481
Broadridge Financial Solutions Inc.	17,038	2,712,790
Cloudflare Inc., Class A(a)	6,085	586,594
Euronet Worldwide Inc.(a)	2,434	325,888
FleetCor Technologies Inc.(a)	2,434	579,925
Gartner Inc.(a)	2,434	715,328
Global Payments Inc.	4,868	729,616
Globant SA(a)	2,434	621,108
International Business Machines Corp.	42,394	5,662,567
Mastercard Inc., Class A	53,548	20,689,876
PayPal Holdings Inc.(a)	47,784	8,215,981
Snowflake Inc., Class A(a)	5,063	1,396,882
StoneCo Ltd., Class A(a)	18,255	284,413
Visa Inc., Class A	99,794	22,570,409
Western Union Co. (The)	86,407	1,633,956
WEX Inc.(a)(b)	1,217	195,913

Security	Shares	Value

IT Services (continued)
Wix.com Ltd.(a)	4,868	$639,509

		92,551,680

Leisure Products — 0.5%
Hasbro Inc.	77,888	7,203,082

Life Sciences Tools & Services — 1.4%
Agilent Technologies Inc.	17,038	2,373,734
Charles River Laboratories International Inc.(a)	1,217	401,318
Illumina Inc.(a)	7,875	2,746,957
IQVIA Holdings Inc.(a)	3,651	894,130
Mettler-Toledo International Inc.(a)	2,434	3,584,503
QIAGEN NV(a)(b)	7,302	361,376
Thermo Fisher Scientific Inc.	16,496	9,589,125
West Pharmaceutical Services Inc.	6,085	2,392,744

		22,343,887

Machinery — 1.5%
AGCO Corp.	12,170	1,426,324
Caterpillar Inc.	17,038	3,434,179
Cummins Inc.	14,604	3,225,731
Dover Corp.	7,302	1,240,683
Middleby Corp. (The)(a)	3,651	676,165
Pentair PLC	44,260	2,819,362
Xylem Inc./NY	102,228	10,735,985

		23,558,429

Marine — 0.2%
Kirby Corp.(a)	46,246	3,014,314

Media — 0.2%
Comcast Corp., Class A	21,906	1,095,081
New York Times Co. (The), Class A	9,736	389,732
ViacomCBS Inc., Class B, NVS	46,246	1,546,929

		3,031,742

Metals & Mining — 0.4%
Alcoa Corp.	13,387	759,177
Nucor Corp.	4,868	493,615
Royal Gold Inc.	19,669	1,997,387
Southern Copper Corp.	4,868	311,017
Steel Dynamics Inc.	45,029	2,500,010

		6,061,206

Multiline Retail — 0.1%
Nordstrom Inc.(a)	20,918	470,655
Target Corp.	7,302	1,609,580

		2,080,235

Oil, Gas & Consumable Fuels — 2.7%
Antero Midstream Corp.	52,331	520,693
Cheniere Energy Inc.	8,519	953,276
Chevron Corp.	12,686	1,666,052
ConocoPhillips	88,841	7,873,089
Devon Energy Corp.	24,340	1,230,874
DTE Midstream LLC(a)	14,604	755,027
EOG Resources Inc.	3,651	407,014
EQT Corp.(a)	9,736	206,890
Exxon Mobil Corp.	148,474	11,278,085
Hess Corp.	2,434	224,634
Marathon Petroleum Corp.	21,906	1,571,756
New Fortress Energy Inc.	43,812	962,112
ONEOK Inc.	15,821	960,018
Phillips 66	9,736	825,515
Pioneer Natural Resources Co.	23,123	5,061,394

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.	7,302	$431,402
Williams Companies Inc. (The)	254,353	7,615,329

		42,543,160

Personal Products — 0.7%
Estee Lauder Companies Inc. (The), Class A	34,076	10,624,556

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	172,814	11,213,901
Catalent Inc.(a)	3,651	379,448
Eli Lilly & Co.	41,378	10,153,747
Johnson & Johnson	110,278	18,999,797
Merck & Co. Inc.	164,295	13,386,757
Nektar Therapeutics(a)	43,812	487,189
Pfizer Inc.	178,899	9,426,188

		64,047,027

Professional Services — 0.9%
CoStar Group Inc.(a)	9,736	683,078
Equifax Inc.	2,434	583,576
IHS Markit Ltd.	36,510	4,264,003
Leidos Holdings Inc.	18,901	1,690,694
Robert Half International Inc.	35,293	3,997,285
Verisk Analytics Inc.	12,170	2,386,902

		13,605,538

Road & Rail — 0.3%
Knight-Swift Transportation Holdings Inc.	32,859	1,859,162
Uber Technologies Inc.(a)	12,170	455,158
Union Pacific Corp.	3,651	892,852
XPO Logistics Inc.(a)	23,123	1,530,049

		4,737,221

Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices Inc.(a)	57,199	6,534,986
Analog Devices Inc.	70,586	11,573,986
Applied Materials Inc.	1,217	168,165
Broadcom Inc.	22,451	13,153,592
Enphase Energy Inc.(a)(b)	7,302	1,025,712
Entegris Inc.	4,868	583,381
First Solar Inc.(a)	25,557	2,003,158
Intel Corp.	161,238	7,871,639
Marvell Technology Inc.	36,357	2,595,890
Microchip Technology Inc.	39,134	3,032,102
NVIDIA Corp.	89,493	21,913,256
NXP Semiconductors NV	41,102	8,443,995
QUALCOMM Inc.	1,429	251,161
Skyworks Solutions Inc.	4,411	646,300
Texas Instruments Inc.	25,557	4,587,226
Universal Display Corp.	18,639	2,861,273

		87,245,822

Software — 9.1%
Adobe Inc.(a)	14,604	7,802,917
Atlassian Corp. PLC, Class A(a)	4,868	1,578,887
Autodesk Inc.(a)	7,302	1,823,967
Cadence Design Systems Inc.(a)	19,472	2,962,470
Citrix Systems Inc.	3,651	372,183
Dolby Laboratories Inc., Class A	21,906	1,924,442
Fortinet Inc.(a)	1,217	361,741
Intuit Inc.	9,736	5,405,719
Microsoft Corp.	300,599	93,480,277
NortonLifeLock Inc.	91,275	2,374,063
Oracle Corp.	64,501	5,234,901

Security	Shares	Value

Software (continued)
salesforce.com Inc.(a)	40,161	$9,342,653
ServiceNow Inc.(a)	4,868	2,851,577
VMware Inc., Class A	26,774	3,439,924
Workday Inc., Class A(a)(b)	6,085	1,539,566

		140,495,287

Specialty Retail — 2.5%
AutoNation Inc.(a)	30,920	3,370,280
Bath & Body Works Inc.	14,604	818,846
Burlington Stores Inc.(a)	7,302	1,730,063
Foot Locker Inc.	49,897	2,229,398
GameStop Corp., Class A(a)(b)	3,823	416,439
Home Depot Inc. (The)	36,704	13,469,634
Lowe’s Companies Inc.	17,445	4,140,571
Ross Stores Inc.	48,680	4,758,470
TJX Companies Inc. (The)	21,750	1,565,348
Tractor Supply Co.	19,472	4,250,932
Ulta Beauty Inc.(a)	1,217	442,672
Williams-Sonoma Inc.	9,736	1,563,017

		38,755,670

Technology Hardware, Storage & Peripherals — 7.0%
Apple Inc.	519,659	90,826,000
Dell Technologies Inc., Class C(a)	111,964	6,360,675
Hewlett Packard Enterprise Co.	345,825	5,647,322
HP Inc.	53,548	1,966,818
NetApp Inc.	14,604	1,263,392
Pure Storage Inc., Class A(a)	8,691	230,225
Western Digital Corp.(a)	21,906	1,133,416
Xerox Holdings Corp.	26,774	565,199

		107,993,047

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica Inc.(a)	1,217	406,186
Nike Inc., Class B	39,054	5,782,726
VF Corp.	40,161	2,618,899

		8,807,811

Total Common Stocks — 99.2% (Cost: $1,439,148,179)		1,535,071,718

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	3,387,625	3,388,641
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	11,000,000	11,000,000

		14,388,641

Total Short-Term Investments — 0.9% (Cost: $14,388,641)		14,388,641

Total Investments in Securities — 100.1% (Cost: $1,453,536,820)		1,549,460,359

Other Assets, Less Liabilities — (0.1)%		(1,490,519)

Net Assets — 100.0%		$1,547,969,840

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,051,825	$2,338,922	(a)	$—		$(2,167)	$61	$3,388,641	3,387,625	$8,183	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,150,000	—		(6,150,000	)(a)	—	—	11,000,000	11,000,000	245		—
BlackRock Inc.	4,882,167	600,885		(245,081)		21,143	(322,297)	4,936,817	5,999	48,155		—

						$18,976	$(322,236)	$19,325,458		$56,583		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	47	03/18/22	$10,585	$(381,520)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$381,520

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$771,344

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(705,615)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,063,104

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,535,071,718	$—	$—	$1,535,071,718
Money Market Funds	14,388,641	—	—	14,388,641

	$1,549,460,359	$—	$—	$1,549,460,359

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(381,520)	$—	$—	$(381,520)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 10.0%
Activision Blizzard Inc.	1,450	$114,564
Alphabet Inc., Class A(a)	1,256	3,398,824
Alphabet Inc., Class C, NVS(a)	1,246	3,381,607
AMC Entertainment Holdings Inc., Class A(a)(b)	4,111	66,023
AT&T Inc.	8,260	210,630
Cable One Inc.	4	6,179
Charter Communications Inc., Class A(a)(b)	598	354,817
Comcast Corp., Class A	6,177	308,788
Discovery Inc., Class C, NVS(a)	4	109
DISH Network Corp., Class A(a)	6	188
Electronic Arts Inc.	1,129	149,773
Fox Corp., Class A, NVS	2,320	94,215
Fox Corp., Class B	1,434	53,316
IAC/InterActiveCorp.(a)	2	273
Interpublic Group of Companies Inc. (The)	2,159	76,731
Liberty Broadband Corp., Class C, NVS(a)	141	20,926
Liberty Global PLC, Class A(a)	15	407
Liberty Global PLC, Class C, NVS(a)	15	406
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	8	482
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	3	139
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	8	372
Live Nation Entertainment Inc.(a)	107	11,717
Lumen Technologies Inc.	19	235
Match Group Inc.(a)	397	44,742
Meta Platforms Inc, Class A(a)	8,565	2,683,072
Netflix Inc.(a)	1,411	602,694
News Corp., Class A, NVS	17	378
Omnicom Group Inc.	249	18,765
Pinterest Inc., Class A(a)	778	22,998
Roku Inc., Class A(a)	178	29,201
Sirius XM Holdings Inc.	86	547
Snap Inc., Class A, NVS(a)	3	98
Spotify Technology SA(a)	53	10,402
T-Mobile U.S. Inc.(a)	972	105,141
Take-Two Interactive Software Inc.(a)(b)	558	91,144
Twitter Inc.(a)	155	5,814
Verizon Communications Inc.	8,782	467,466
ViacomCBS Inc., Class B, NVS	4	134
Walt Disney Co. (The)(a)	3,622	517,837

		12,851,154

Consumer Discretionary — 12.0%
Advance Auto Parts Inc.	2	463
Airbnb Inc., Class A(a)	1	154
Amazon.com Inc.(a)	1,366	4,086,348
Aptiv PLC(a)	101	13,795
Aramark	13	446
AutoZone Inc.(a)	7	13,905
Bath & Body Works Inc.	1,073	60,163
Best Buy Co. Inc.	912	90,543
Booking Holdings Inc.(a)	101	248,069
BorgWarner Inc.	8	351
Burlington Stores Inc.(a)	108	25,588
Caesars Entertainment Inc.(a)	167	12,715
CarMax Inc.(a)	24	2,668
Carnival Corp.(a)	3,620	71,712
Carvana Co., Class A(a)(b)	121	19,609
Chipotle Mexican Grill Inc.(a)	42	62,394
Darden Restaurants Inc.	163	22,799

Security	Shares	Value

Consumer Discretionary (continued)
Dollar General Corp.	595	$124,046
Dollar Tree Inc.(a)	191	25,063
Domino’s Pizza Inc.	120	54,558
DoorDash Inc., Class A(a)	487	55,270
DR Horton Inc.	1,220	108,848
DraftKings Inc., Class A(a)(b)	410	9,057
eBay Inc.	3,483	209,224
Etsy Inc.(a)	405	63,617
Expedia Group Inc.(a)	190	34,825
Ford Motor Co.	21,453	435,496
GameStop Corp., Class A(a)	46	5,011
Garmin Ltd.	562	69,924
General Motors Co.(a)	3,109	163,938
Genuine Parts Co.	6	799
Hasbro Inc.	6	555
Hilton Worldwide Holdings Inc.(a)	339	49,192
Home Depot Inc. (The)	3,277	1,202,594
Las Vegas Sands Corp.(a)	413	18,089
Lear Corp.	3	502
Lennar Corp., Class A	3	288
LKQ Corp.	11	604
Lowe’s Companies Inc.	1,875	445,031
Lululemon Athletica Inc.(a)	581	193,915
Marriott International Inc./MD, Class A(a)	859	138,402
McDonald’s Corp.	1,481	384,246
MGM Resorts International	1,323	56,519
Mohawk Industries Inc.(a)	2	316
Newell Brands Inc.	16	371
Nike Inc., Class B	5,860	867,690
NVR Inc.(a)	13	69,254
O’Reilly Automotive Inc.(a)	53	34,543
Peloton Interactive Inc., Class A(a)	541	14,786
Pool Corp.	353	168,116
PulteGroup Inc.	852	44,892
Ross Stores Inc.	463	45,258
Royal Caribbean Cruises Ltd.(a)	3	233
Starbucks Corp.	2,898	284,931
Target Corp.	4,190	923,602
Tesla Inc.(a)	4,178	3,913,616
TJX Companies Inc. (The)	1,586	114,144
Tractor Supply Co.	972	212,197
Ulta Beauty Inc.(a)	146	53,106
Vail Resorts Inc.	89	24,662
VF Corp.	409	26,671
Wayfair Inc., Class A(a)(b)	88	13,721
Whirlpool Corp.	3	631
Wynn Resorts Ltd.(a)	196	16,748
Yum! Brands Inc.	45	5,633

		15,416,456

Consumer Staples — 6.2%
Altria Group Inc.	2,992	152,233
Archer-Daniels-Midland Co.	11	825
Boston Beer Co. Inc. (The), Class A, NVS(a)	5	2,104
Brown-Forman Corp., Class B, NVS	422	28,455
Bunge Ltd.	473	46,761
Campbell Soup Co.	21	927
Church & Dwight Co. Inc.	1,650	169,373
Clorox Co. (The)	1,272	213,518
Coca-Cola Co. (The)	8,221	501,563
Colgate-Palmolive Co.	4,083	336,643

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Staples (continued)
Conagra Brands Inc.	26	$904
Constellation Brands Inc., Class A	3	713
Costco Wholesale Corp.	3,585	1,810,891
Estee Lauder Companies Inc. (The), Class A	568	177,097
General Mills Inc.	716	49,175
Hershey Co. (The)	1,276	251,461
Hormel Foods Corp.	2,349	111,507
JM Smucker Co. (The)	197	27,694
Kellogg Co.	2,524	159,012
Keurig Dr Pepper Inc.	23	873
Kimberly-Clark Corp.	1,400	192,710
Kraft Heinz Co. (The)	1,500	53,700
Kroger Co. (The)	4,670	203,565
Lamb Weston Holdings Inc.	123	7,898
McCormick & Co. Inc./MD, NVS	1,821	182,665
Molson Coors Beverage Co., Class B	8	381
Mondelez International Inc., Class A	1,935	129,703
Monster Beverage Corp.(a)	4,912	425,969
PepsiCo Inc.	5,214	904,733
Philip Morris International Inc.	1,283	131,957
Procter & Gamble Co. (The)	5,976	958,849
Sysco Corp.	979	76,509
Tyson Foods Inc., Class A	7	636
Walmart Inc.	3,679	514,361
Walgreens Boots Alliance Inc.	1,438	71,555

		7,896,920

Energy — 2.9%
Baker Hughes Co.	13	357
Cheniere Energy Inc.	2,983	333,798
Chevron Corp.	1,273	167,183
ConocoPhillips	6,815	603,945
Devon Energy Corp.	7,489	378,719
Diamondback Energy Inc.	452	57,024
EOG Resources Inc.	2,462	274,464
Exxon Mobil Corp.	4,594	348,960
Halliburton Co.	121	3,720
Hess Corp.	36	3,322
Kinder Morgan Inc.	11,521	200,005
Marathon Petroleum Corp.	13,473	966,688
Occidental Petroleum Corp.	4,233	159,457
ONEOK Inc.	10	607
Phillips 66	7	593
Pioneer Natural Resources Co.	868	189,996
Schlumberger NV	695	27,154
Valero Energy Corp.	109	9,044
Williams Companies Inc. (The)	27	808

		3,725,844

Financials — 11.2%
Aflac Inc.	1,735	108,993
AGNC Investment Corp.	46	685
Alleghany Corp.(a)	4	2,656
Allstate Corp. (The)	171	20,635
Ally Financial Inc.	9	429
American Express Co.	1,164	209,310
American Financial Group Inc./OH	5	651
American International Group Inc.	3,127	180,584
Ameriprise Financial Inc.	548	166,762
Annaly Capital Management Inc.	110	869
Aon PLC, Class A	1,262	348,867

Security	Shares	Value

Financials (continued)
Apollo Global Management Inc.	1,149	$80,430
Arch Capital Group Ltd.(a)	182	8,430
Arthur J Gallagher & Co.	1,372	216,694
Assurant Inc.	263	40,110
Bank of America Corp.	37,699	1,739,432
Bank of New York Mellon Corp. (The)	1,595	94,520
Berkshire Hathaway Inc., Class B(a)	4,440	1,389,809
Blackstone Inc., NVS	6,332	835,634
Brown & Brown Inc.	570	37,780
Capital One Financial Corp.	975	143,062
Carlyle Group Inc. (The)	913	46,609
Cboe Global Markets Inc.	193	22,876
Charles Schwab Corp. (The)	6,198	543,565
Cincinnati Financial Corp.	5	589
Citigroup Inc.	2,310	150,427
Citizens Financial Group Inc.	153	7,875
CME Group Inc.	117	26,852
Coinbase Global Inc., Class A(a)	54	10,268
Discover Financial Services	306	35,419
Equitable Holdings Inc.	17	572
Erie Indemnity Co., Class A, NVS	234	43,079
Everest Re Group Ltd.	17	4,818
FactSet Research Systems Inc.	257	108,426
Fidelity National Financial Inc.	4,165	209,708
Fifth Third Bancorp	16	714
First Republic Bank/CA	4	694
Franklin Resources Inc.	7	224
Globe Life Inc.	9	921
Goldman Sachs Group Inc. (The)	1,755	622,463
Hartford Financial Services Group Inc. (The)	1,211	87,035
Huntington Bancshares Inc./OH	34	512
Intercontinental Exchange Inc.	243	30,778
Invesco Ltd.	18	408
JPMorgan Chase & Co.	12,890	1,915,454
KeyCorp	33	827
KKR & Co. Inc.	2,176	154,844
Lincoln National Corp.	52	3,639
Loews Corp.	18	1,074
M&T Bank Corp.	4	678
Markel Corp.(a)	5	6,164
MarketAxess Holdings Inc.	204	70,274
Marsh & McLennan Companies Inc.	1,363	209,411
MetLife Inc.	1,590	106,625
Moody’s Corp.	288	98,784
Morgan Stanley	6,937	711,320
MSCI Inc.	331	177,456
Nasdaq Inc.	169	30,286
Northern Trust Corp.	7	816
PNC Financial Services Group Inc. (The)	4,703	968,771
Principal Financial Group Inc.	12	877
Progressive Corp. (The)	2,151	233,728
Prudential Financial Inc.	11	1,227
Raymond James Financial Inc.	829	87,766
Regions Financial Corp.	28	642
RenaissanceRe Holdings Ltd.	35	5,501
S&P Global Inc.	300	124,566
SEI Investments Co.	387	22,682
State Street Corp.	6	567
SVB Financial Group(a)	431	251,661
Synchrony Financial	198	8,433

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financials (continued)
T Rowe Price Group Inc.	1,368	$211,260
Tradeweb Markets Inc., Class A	242	20,514
Travelers Companies Inc. (The)	33	5,484
Truist Financial Corp.	16	1,005
U.S. Bancorp	1,869	108,757
Upstart Holdings Inc.(a)	172	18,750
W R Berkley Corp.	10	845
Wells Fargo & Co.	22,804	1,226,855
Willis Towers Watson PLC	53	12,400

		14,381,117

Health Care — 11.8%
10X Genomics Inc., Class A(a)(b)	118	11,360
Abbott Laboratories	5,366	683,950
AbbVie Inc.	5,760	788,486
ABIOMED Inc.(a)	99	29,291
Agilent Technologies Inc.	1,383	192,680
Align Technology Inc.(a)	172	85,133
Alnylam Pharmaceuticals Inc.(a)(b)	204	28,070
AmerisourceBergen Corp.	196	26,695
Amgen Inc.	2,321	527,192
Anthem Inc.	173	76,291
Avantor Inc.(a)	2,684	100,194
Baxter International Inc.	924	78,947
Becton Dickinson and Co.	1,287	327,078
Biogen Inc.(a)(b)	312	70,512
BioMarin Pharmaceutical Inc.(a)	1,427	126,475
Bio-Rad Laboratories Inc., Class A(a)	26	15,593
Bio-Techne Corp.	228	85,822
Boston Scientific Corp.(a)	15	644
Bristol-Myers Squibb Co.	2,366	153,530
Cardinal Health Inc.	321	16,554
Catalent Inc.(a)	61	6,340
Centene Corp.(a)	3	233
Cerner Corp.	553	50,434
Charles River Laboratories International Inc.(a)	272	89,695
Cigna Corp.	254	58,537
Cooper Companies Inc. (The)(b)	187	74,482
CVS Health Corp.	1,675	178,404
Danaher Corp.	1,438	410,966
DaVita Inc.(a)	101	10,945
DENTSPLY SIRONA Inc.	7	374
Dexcom Inc.(a)	457	196,729
Edwards Lifesciences Corp.(a)	2,920	318,864
Elanco Animal Health Inc.(a)	7	182
Eli Lilly & Co.	7,455	1,829,382
Exact Sciences Corp.(a)	318	24,283
Gilead Sciences Inc.	5,908	405,761
HCA Healthcare Inc.	498	119,545
Henry Schein Inc.(a)	171	12,876
Hologic Inc.(a)	4	281
Horizon Therapeutics PLC(a)	1,078	100,610
Humana Inc.	20	7,850
IDEXX Laboratories Inc.(a)	440	223,212
Illumina Inc.(a)	200	69,764
Incyte Corp.(a)	1,203	89,419
Insulet Corp.(a)	122	30,256
Intuitive Surgical Inc.(a)	412	117,082
IQVIA Holdings Inc.(a)	170	41,633
Jazz Pharmaceuticals PLC(a)	3	417
Johnson & Johnson	8,686	1,496,511

Security	Shares	Value

Health Care (continued)
Laboratory Corp. of America Holdings(a)	2	$543
Masimo Corp.(a)	159	34,959
McKesson Corp.	38	9,755
Medtronic PLC	1,069	110,631
Merck & Co. Inc.	7,262	591,708
Mettler-Toledo International Inc.(a)	36	53,017
Moderna Inc.(a)	3,523	596,550
Molina Healthcare Inc.(a)	148	42,991
Neurocrine Biosciences Inc.(a)	182	14,382
Novavax Inc.(a)	108	10,120
Novocure Ltd.(a)(b)	139	9,542
Oak Street Health Inc.(a)(b)	106	1,842
PerkinElmer Inc.	165	28,408
Pfizer Inc.	13,819	728,123
Quest Diagnostics Inc.	168	22,683
Regeneron Pharmaceuticals Inc.(a)	310	188,663
ResMed Inc.	249	56,921
Royalty Pharma PLC, Class A	394	15,764
Seagen Inc.(a)	664	89,315
STERIS PLC	21	4,712
Stryker Corp.	177	43,905
Teleflex Inc.	13	4,033
Thermo Fisher Scientific Inc.	2,099	1,220,149
UnitedHealth Group Inc.	2,041	964,515
Universal Health Services Inc., Class B	4	520
Veeva Systems Inc., Class A(a)	199	47,071
Vertex Pharmaceuticals Inc.(a)	1,399	340,027
Viatris Inc.	22	329
Waters Corp.(a)	184	58,902
West Pharmaceutical Services Inc.	489	192,285
Zimmer Biomet Holdings Inc.	5	615
Zoetis Inc.	1,032	206,183

		15,078,727

Industrials — 5.1%
3M Co.	1,837	304,979
A O Smith Corp.	260	19,869
Allegion PLC	242	29,701
AMERCO	108	65,767
AMETEK Inc.	8	1,094
Boeing Co. (The)(a)	583	116,740
Booz Allen Hamilton Holding Corp.	530	40,667
Canadian Pacific Railway Ltd.	4,000	285,600
Carrier Global Corp.	3,691	175,987
Caterpillar Inc.	1,035	208,615
CH Robinson Worldwide Inc.	881	92,197
Cintas Corp.	202	79,089
Copart Inc.(a)	775	100,169
CoStar Group Inc.(a)	585	41,044
CSX Corp.	19	650
Cummins Inc.	4	883
Deere & Co.	415	156,206
Delta Air Lines Inc.(a)	649	25,759
Dover Corp.	7	1,189
Eaton Corp. PLC	7	1,109
Emerson Electric Co.	856	78,709
Equifax Inc.	524	125,634
Expeditors International of Washington Inc.	1,378	157,753
Fastenal Co.	2,072	117,441
FedEx Corp.	402	98,836
Fortive Corp.	11	776

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrials (continued)
Fortune Brands Home & Security Inc.	60	$5,650
Generac Holdings Inc.(a)	493	139,213
General Dynamics Corp.	493	104,565
General Electric Co.	1,876	177,244
HEICO Corp.	26	3,546
HEICO Corp., Class A	40	4,388
Honeywell International Inc.	638	130,458
Howmet Aerospace Inc.	57	1,772
Huntington Ingalls Industries Inc.	978	183,082
IDEX Corp.	5	1,077
IHS Markit Ltd.	1,341	156,615
Illinois Tool Works Inc.	1,176	275,090
Ingersoll Rand Inc.	11	618
Jacobs Engineering Group Inc.	5	651
JB Hunt Transport Services Inc.	141	27,148
Johnson Controls International PLC	3,053	221,861
Knight-Swift Transportation Holdings Inc.	6	339
L3Harris Technologies Inc.	4	837
Lennox International Inc.	2	567
Lockheed Martin Corp.	1,312	510,539
Lyft Inc., Class A(a)(b)	403	15,524
Masco Corp.	9	570
Nordson Corp.	18	4,186
Norfolk Southern Corp.	3	816
Northrop Grumman Corp.	42	15,536
Old Dominion Freight Line Inc.	1,046	315,819
Otis Worldwide Corp.	92	7,860
Owens Corning	6	532
PACCAR Inc.	7	651
Parker-Hannifin Corp.	35	10,850
Pentair PLC	8	510
Plug Power Inc.(a)	2,313	50,585
Raytheon Technologies Corp.	1,645	148,363
Republic Services Inc.	315	40,213
Robert Half International Inc.	1,023	115,865
Rockwell Automation Inc.	342	98,913
Rollins Inc.	1,141	35,200
Roper Technologies Inc.	2	874
Sensata Technologies Holding PLC(a)	10	574
Snap-on Inc.	3	625
Southwest Airlines Co.(a)	12	537
Stanley Black & Decker Inc.	3	524
Textron Inc.	872	59,348
Trane Technologies PLC	206	35,659
TransDigm Group Inc.(a)	25	15,405
TransUnion	255	26,296
Uber Technologies Inc.(a)	1,997	74,688
Union Pacific Corp.	1,152	281,722
United Parcel Service Inc., Class B	2,396	484,495
United Rentals Inc.(a)(b)	321	102,758
Verisk Analytics Inc.	331	64,919
Waste Connections Inc.	290	36,163
Waste Management Inc.	396	59,574
Westinghouse Air Brake Technologies Corp.	7	622
WW Grainger Inc.	152	75,257
Xylem Inc./NY	235	24,680

		6,478,436

Information Technology — 36.0%
Accenture PLC, Class A	4,668	1,650,511
Adobe Inc.(a)	3,566	1,905,314

Security	Shares	Value

Information Technology (continued)
Advanced Micro Devices Inc.(a)	1,365	$155,951
Affirm Holdings Inc.(a)(b)	589	37,737
Akamai Technologies Inc.(a)	803	91,984
Amphenol Corp., Class A	1,264	100,602
Analog Devices Inc.	399	65,424
ANSYS Inc.(a)	57	19,381
Apple Inc.	51,703	9,036,650
Applied Materials Inc.	19,579	2,705,426
Arista Networks Inc.(a)	822	102,183
Arrow Electronics Inc.(a)	6	744
Asana Inc., Class A(a)	341	17,896
Aspen Technology Inc.(a)(b)	297	44,597
Atlassian Corp. PLC, Class A(a)	103	33,407
Autodesk Inc.(a)	441	110,157
Automatic Data Processing Inc.	1,273	262,454
Avalara Inc.(a)	159	17,430
Bill.com Holdings Inc.(a)	638	120,078
Black Knight Inc.(a)	1,640	122,344
Block Inc.(a)	572	69,950
Broadcom Inc.	1,115	653,256
Broadridge Financial Solutions Inc.	383	60,981
Cadence Design Systems Inc.(a)	1,315	200,064
CDW Corp./DE	261	49,342
Ceridian HCM Holding Inc.(a)	3	227
Cisco Systems Inc.	11,850	659,689
Citrix Systems Inc.	121	12,335
Cloudflare Inc., Class A(a)	2,295	221,238
Cognex Corp.	326	21,666
Cognizant Technology Solutions Corp., Class A	382	32,630
Corning Inc.	483	20,305
Coupa Software Inc.(a)	106	14,233
Crowdstrike Holdings Inc., Class A(a)	1,147	207,194
Datadog Inc., Class A(a)	1,315	192,135
Dell Technologies Inc., Class C(a)	2,745	155,943
DocuSign Inc.(a)	265	33,329
Dropbox Inc., Class A(a)	565	13,984
Dynatrace Inc.(a)	1,160	63,638
Enphase Energy Inc.(a)	250	35,117
EPAM Systems Inc.(a)	493	234,737
F5 Inc.(a)	2	415
Fair Isaac Corp.(a)	126	62,369
Fidelity National Information Services Inc.	167	20,027
Fiserv Inc.(a)	332	35,092
FleetCor Technologies Inc.(a)	26	6,195
Fortinet Inc.(a)	1,290	383,440
Gartner Inc.(a)	481	141,361
Global Payments Inc.	3	450
Guidewire Software Inc.(a)(b)	4	403
Hewlett Packard Enterprise Co.	29	474
HP Inc.	761	27,952
HubSpot Inc.(a)	295	144,196
Intel Corp.	9,733	475,165
International Business Machines Corp.	2,280	304,540
Intuit Inc.	2,039	1,132,114
IPG Photonics Corp.(a)	6	927
Jack Henry & Associates Inc.	1,214	203,721
Juniper Networks Inc.	383	13,336
Keysight Technologies Inc.(a)	537	90,656
KLA Corp.	1,012	393,941
Lam Research Corp.	418	246,587

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Information Technology (continued)
Marvell Technology Inc.	2,854	$203,776
Mastercard Inc., Class A	3,776	1,458,971
Microchip Technology Inc.	701	54,313
Micron Technology Inc.	284	23,365
Microsoft Corp.	30,196	9,390,352
MongoDB Inc.(a)	272	110,190
Monolithic Power Systems Inc.	202	81,392
Motorola Solutions Inc.	416	96,487
NetApp Inc.	1,286	111,252
NortonLifeLock Inc.	2,359	61,358
Nuance Communications Inc.(a)	5,779	319,290
NVIDIA Corp.	13,808	3,381,027
NXP Semiconductors NV	147	30,200
Okta Inc.(a)(b)	167	33,048
ON Semiconductor Corp.(a)	416	24,544
Oracle Corp.	14,855	1,205,632
Palantir Technologies Inc., Class A(a)	9,382	128,627
Palo Alto Networks Inc.(a)	642	332,171
Paychex Inc.	2,288	269,435
Paycom Software Inc.(a)	134	44,930
PayPal Holdings Inc.(a)	3,721	639,789
PTC Inc.(a)	188	21,857
Qorvo Inc.(a)	3	412
QUALCOMM Inc.	4,100	720,616
RingCentral Inc., Class A(a)	161	28,415
salesforce.com Inc.(a)	1,631	379,420
Seagate Technology Holdings PLC	2	214
ServiceNow Inc.(a)	201	117,742
Skyworks Solutions Inc.	299	43,809
Snowflake Inc., Class A(a)	981	270,658
SolarEdge Technologies Inc.(a)	1	238
Splunk Inc.(a)	206	25,527
SS&C Technologies Holdings Inc.	10	799
Synopsys Inc.(a)	424	131,652
TE Connectivity Ltd.	6	858
Teledyne Technologies Inc.(a)	2	843
Teradyne Inc.	450	52,843
Texas Instruments Inc.	3,574	641,497
Trade Desk Inc. (The), Class A(a)	604	42,002
Trimble Inc.(a)	8	577
Twilio Inc., Class A(a)	51	10,512
Tyler Technologies Inc.(a)	153	72,491
Unity Software Inc.(a)(b)	497	52,260
VeriSign Inc.(a)	275	59,724
Visa Inc., Class A	7,024	1,588,618
VMware Inc., Class A	308	39,572
Western Digital Corp.(a)	4	207
Western Union Co. (The)	291	5,503
Workday Inc., Class A(a)	266	67,301
Xilinx Inc.	1,150	222,582
Zebra Technologies Corp., Class A(a)	321	163,427
Zendesk Inc.(a)(b)	158	15,565
Zoom Video Communications Inc., Class A(a)	301	46,438
Zscaler Inc.(a)	355	91,274

		46,151,226

Materials — 1.6%
Air Products and Chemicals Inc.	111	31,315
Albemarle Corp.	762	168,204
Amcor PLC	553	6,641
Avery Dennison Corp.	2,091	429,533

Security	Shares	Value

Materials (continued)
Ball Corp.	281	$27,285
Celanese Corp.	256	39,862
CF Industries Holdings Inc.	837	57,644
Corteva Inc.	9	433
Crown Holdings Inc.	29	3,318
Dow Inc.	1,137	67,913
DuPont de Nemours Inc.	1,428	109,385
Eastman Chemical Co.	5	595
Ecolab Inc.	367	69,528
FMC Corp.	1,117	123,283
Freeport-McMoRan Inc.	826	30,744
International Flavors & Fragrances Inc.	4	528
International Paper Co.	11	531
Linde PLC	482	153,604
LyondellBasell Industries NV, Class A	59	5,707
Martin Marietta Materials Inc.	87	33,853
Mosaic Co. (The)	1,419	56,689
Newmont Corp.	392	23,979
Nucor Corp.	1,504	152,505
Packaging Corp. of America	5	753
PPG Industries Inc.	483	75,444
RPM International Inc.	143	12,671
Sealed Air Corp.	155	10,528
Sherwin-Williams Co. (The)	919	263,303
Steel Dynamics Inc.	1,320	73,286
Vulcan Materials Co.	3	571
Westrock Co.	10	462

		2,030,097

Real Estate — 1.4%
Alexandria Real Estate Equities Inc.	5	974
American Tower Corp.	1,176	295,764
AvalonBay Communities Inc.	137	33,460
Boston Properties Inc.	6	672
Camden Property Trust	195	31,218
CBRE Group Inc., Class A(a)(b)	1,912	193,762
Crown Castle International Corp.	641	116,989
Digital Realty Trust Inc.	3	448
Duke Realty Corp.	393	22,708
Equinix Inc.	117	84,813
Equity LifeStyle Properties Inc.	173	13,544
Equity Residential	295	26,175
Essex Property Trust Inc.	50	16,625
Extra Space Storage Inc.	181	35,872
Healthpeak Properties Inc.	22	778
Host Hotels & Resorts Inc.(a)	25	434
Invitation Homes Inc.	21	882
Iron Mountain Inc.	382	17,541
Medical Properties Trust Inc.	24	546
Mid-America Apartment Communities Inc.	169	34,929
Prologis Inc.	713	111,813
Public Storage	823	295,070
Realty Income Corp.	488	33,872
Regency Centers Corp.	10	717
SBA Communications Corp.	138	44,911
Simon Property Group Inc.	890	131,008
Sun Communities Inc.	4	756
UDR Inc.	12	682
Ventas Inc.	11	583
VICI Properties Inc.	6,296	180,192
Vornado Realty Trust	10	410

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate (continued)
Welltower Inc.	314	$27,202
Weyerhaeuser Co.	12	485
WP Carey Inc.	12	931
Zillow Group Inc., Class A(a)	96	4,787
Zillow Group Inc., Class C, NVS(a)(b)	257	12,973

		1,774,526

Utilities — 1.6%
AES Corp. (The)	16	355
Alliant Energy Corp.	4,460	266,976
Ameren Corp.	208	18,458
American Electric Power Co. Inc.	1,572	142,109
American Water Works Co. Inc.	39	6,271
Atmos Energy Corp.	1,767	189,458
CenterPoint Energy Inc.	21	596
CMS Energy Corp.	1,337	86,076
Consolidated Edison Inc.	1,487	128,551
Dominion Energy Inc.	448	36,136
DTE Energy Co.	10	1,204
Duke Energy Corp.	1,730	181,754
Edison International	11	691
Entergy Corp.	5	559
Essential Utilities Inc.	15	731
Evergy Inc.	119	7,730
Eversource Energy	315	28,189
Exelon Corp.	1,666	96,545
FirstEnergy Corp.	13	545
NextEra Energy Inc.	2,844	222,173
NiSource Inc.	28	817
NRG Energy Inc.	201	8,026
PG&E Corp.(a)	21	269
PPL Corp.	33	979
Public Service Enterprise Group Inc.	16	1,064
Sempra Energy	912	126,002

Security	Shares	Value

Utilities (continued)
Southern Co. (The)	3,403	$236,474
UGI Corp.	15	680
Vistra Corp.	12	262
WEC Energy Group Inc.	1,804	175,060
Xcel Energy Inc.	1,877	130,752

		2,095,492

Total Common Stocks — 99.8% (Cost: $124,588,580)		127,879,995

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	978,796	979,089
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	152,000	152,000

		1,131,089

Total Short-Term Investments — 0.9% (Cost: $1,131,089)		1,131,089

Total Investments In Securities — 100.7% (Cost: $125,719,669)		129,011,084

Other Assets, Less Liabilities — (0.7)%		(932,959)

Net Assets — 100.0%		$128,078,125

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$637,365	$341,758	(a)	$—		$169	$(203)	$979,089	978,796	$811	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	282,000	—		(130,000	)(a)	—	—	152,000	152,000	8		—

						$169	$(203)	$1,131,089		$819		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock U.S. Equity Factor Rotation ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$127,879,995	$—	$—	$127,879,995
Money Market Funds	1,131,089	—	—	1,131,089

	$129,011,084	$—	$—	$129,011,084

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
Aristocrat Leisure Ltd.	46,618	$1,351,352
Australia & New Zealand Banking Group Ltd.	136,431	2,578,387
BHP Group Ltd.	29,340	940,950
BlueScope Steel Ltd.	15,485	202,959
Cochlear Ltd.	22,168	3,039,963
Commonwealth Bank of Australia	19,071	1,271,840
CSL Ltd.	15,974	2,959,065
Fortescue Metals Group Ltd.	10,758	151,065
Glencore PLC	407,663	2,123,767
Goodman Group	27,873	460,231
Lendlease Corp. Ltd.	31,948	226,081
Macquarie Group Ltd.	50,367	6,583,546
Medibank Pvt Ltd.	510,516	1,118,679
National Australia Bank Ltd.	122,576	2,365,158
Rio Tinto Ltd.	19,560	1,555,131
Rio Tinto PLC	45,151	3,182,483
Santos Ltd.	48,175	245,390
SEEK Ltd.	7,661	158,760
Sonic Healthcare Ltd.	12,388	333,613
Stockland	298,290	859,799
Tabcorp Holdings Ltd.	161,859	568,705
Wesfarmers Ltd.	84,288	3,144,997
Westpac Banking Corp.	123,391	1,779,660

		37,201,581

Austria — 0.2%
Erste Group Bank AG	10,269	479,979
Verbund AG	6,357	673,271
voestalpine AG	5,053	167,987

		1,321,237

Belgium — 0.9%
Ageas SA/NV	1,304	62,767
Anheuser-Busch InBev SA/NV	63,081	3,976,696
KBC Group NV	8,929	776,549
Umicore SA	8,965	339,376

		5,155,388

Canada — 11.3%
Algonquin Power & Utilities Corp.	54,931	784,327
Alimentation Couche-Tard Inc.	64,874	2,616,599
Ballard Power Systems Inc.(a)	63,733	664,831
Bank of Montreal	21,842	2,472,271
Bank of Nova Scotia (The)	49,715	3,580,935
BlackBerry Ltd.(a)	71,231	586,143
Brookfield Asset Management Inc., Class A	98,452	5,421,579
Canadian Imperial Bank of Commerce	17,278	2,169,622
Canadian National Railway Co.	9,454	1,152,270
Canadian Tire Corp. Ltd., Class A, NVS	1,476	213,106
CGI Inc.(a)	7,530	642,907
Dollarama Inc.	9,128	470,995
Empire Co. Ltd., Class A, NVS	12,388	382,219
Enbridge Inc.	197,556	8,352,012
Franco-Nevada Corp.	34,882	4,612,058
Hydro One Ltd.(b)	94,703	2,446,640
Keyera Corp.	6,683	157,250
Loblaw Companies Ltd.	8,150	628,777
Metro Inc.	7,987	427,201
National Bank of Canada	27,384	2,190,892
Northland Power Inc.	37,513	1,086,303
Nutrien Ltd.	978	68,306

Security	Shares	Value

Canada (continued)
Parkland Corp.	26,569	$706,472
Power Corp. of Canada	10,921	351,046
Restaurant Brands International Inc.	29,992	1,677,561
RioCan REIT	163,326	2,843,413
Ritchie Bros Auctioneers Inc.	5,379	327,864
Royal Bank of Canada	26,732	3,047,845
Shopify Inc., Class A(a)	3,586	3,461,309
Sun Life Financial Inc.	86,227	4,883,359
TC Energy Corp.	27,052	1,396,919
Toronto-Dominion Bank (The)	42,380	3,394,334
Wheaton Precious Metals Corp.	1,630	65,718

		63,283,083

Denmark — 3.0%
Carlsberg A/S, Class B	8,802	1,425,313
DSV A/S	32,111	6,524,334
Novo Nordisk A/S, Class B	47,270	4,701,864
Novozymes A/S, Class B	29,340	2,014,115
Orsted A/S(b)	4,564	486,272
Vestas Wind Systems A/S	61,056	1,652,199

		16,804,097

Finland — 0.8%
Orion OYJ, Class B	53,138	2,160,735
UPM-Kymmene OYJ	13,692	499,025
Wartsila OYJ Abp	155,665	1,921,904

		4,581,664

France — 9.4%
Air Liquide SA	2,445	418,240
Alstom SA	8,965	290,643
Amundi SA(b)	12,062	937,655
ArcelorMittal SA	15,284	453,996
AXA SA	69,927	2,214,658
BioMerieux	11,899	1,395,311
BNP Paribas SA	42,380	3,025,482
Bollore SA	287,206	1,548,099
Capgemini SE	12,225	2,748,380
Cie. de Saint-Gobain	19,071	1,290,486
Dassault Systemes SE	29,992	1,450,364
Electricite de France SA	43,684	420,162
EssilorLuxottica SA	3,097	585,907
Gecina SA	4,727	641,417
Getlink SE	112,470	1,774,199
Hermes International	163	244,731
Ipsen SA	6,031	586,821
Kering SA	1,793	1,338,949
Klepierre SA	27,221	724,031
La Francaise des Jeux SAEM(b)	7,335	303,696
Legrand SA	39,446	4,014,539
L’Oreal SA	9,293	3,969,474
LVMH Moet Hennessy Louis Vuitton SE	6,357	5,221,495
Publicis Groupe SA	5,705	386,576
Remy Cointreau SA	652	135,964
Renault SA(a)	10,269	408,115
Sanofi	40,587	4,243,858
Sartorius Stedim Biotech	652	285,909
Schneider Electric SE	25,016	4,237,593
SEB SA	1,793	272,124
Societe Generale SA	33,089	1,228,275
Sodexo SA	3,423	318,351
Teleperformance	5,053	1,902,905

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
TotalEnergies SE	43,847	$2,493,466
Unibail-Rodamco-Westfield(a)	1,141	86,941
Worldline SA/France(a)(b)	26,895	1,303,606

		52,902,418

Germany — 5.0%
adidas AG	7,009	1,923,390
Allianz SE, Registered	20,561	5,279,089
BASF SE	815	62,420
Bayer AG, Registered	31,785	1,931,061
Bayerische Motoren Werke AG	4,059	429,616
Continental AG(a)	10,432	1,011,384
Delivery Hero SE(a)(b)	4,245	327,671
Deutsche Bank AG, Registered(a)	33,252	462,985
Deutsche Lufthansa AG, Registered(a)	85,412	664,148
Deutsche Post AG, Registered	2,934	176,570
HeidelbergCement AG	43,032	2,994,535
HelloFresh SE(a)	2,119	141,085
Henkel AG & Co. KGaA	7,661	605,303
Infineon Technologies AG	54,442	2,260,853
KION Group AG	5,542	512,376
Merck KGaA	4,238	929,386
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	3,912	1,238,480
Puma SE	1,304	139,466
Rational AG	163	136,646
SAP SE	19,397	2,433,571
Siemens AG, Registered	13,529	2,148,014
Telefonica Deutschland Holding AG	73,676	211,507
United Internet AG, Registered(c)	27,873	1,093,085
Zalando SE(a)(b)	10,595	840,903

		27,953,544

Hong Kong — 2.1%
AIA Group Ltd.	521,600	5,445,405
Budweiser Brewing Co. APAC Ltd.(b)	570,500	1,506,995
Futu Holdings Ltd., ADR(a)	7,009	303,139
Hang Seng Bank Ltd.	63,000	1,247,262
Hong Kong Exchanges & Clearing Ltd.	20,700	1,181,467
Melco Resorts & Entertainment Ltd., ADR(a)	39,120	413,107
MTR Corp. Ltd.	56,000	303,118
Sands China Ltd.(a)	52,800	147,230
SITC International Holdings Co. Ltd.	18,000	68,609
Swire Pacific Ltd., Class A	131,500	796,637
WH Group Ltd.(b)	308,000	206,055

		11,619,024

Ireland — 0.1%
Kerry Group PLC, Class A	978	123,226
Smurfit Kappa Group PLC	4,238	223,366

		346,592

Israel — 0.4%
Bank Hapoalim BM	22,331	231,745
Bank Leumi Le-Israel BM	43,684	468,511
Fiverr International Ltd.(a)	815	69,528
Inmode Ltd.(a)	3,586	172,953
Israel Discount Bank Ltd., Class A	35,045	235,006
Mizrahi Tefahot Bank Ltd.	3,260	126,023
Nice Ltd.(a)	2,934	751,038
Wix.com Ltd.(a)	1,793	235,547

		2,290,351

Security	Shares	Value

Italy — 2.2%
Amplifon SpA	22,494	$956,132
Enel SpA	764,633	5,885,072
Intesa Sanpaolo SpA	1,104,356	3,281,968
Poste Italiane SpA(b)	62,429	837,959
UniCredit SpA	86,064	1,367,851

		12,328,982

Japan — 20.2%
Advantest Corp.	2,500	212,781
Ajinomoto Co. Inc.	28,900	806,353
Astellas Pharma Inc.	79,900	1,289,631
Capcom Co. Ltd.	3,300	79,664
Central Japan Railway Co.	16,300	2,138,733
Chugai Pharmaceutical Co. Ltd.	18,700	607,372
CyberAgent Inc.	25,300	295,003
Daifuku Co. Ltd.	10,300	715,075
Daiichi Sankyo Co. Ltd.	41,800	939,245
Daikin Industries Ltd.	17,900	3,757,998
Denso Corp.	35,600	2,656,959
Eisai Co. Ltd.	9,800	490,833
ENEOS Holdings Inc.	437,300	1,741,602
Fast Retailing Co. Ltd.	3,900	2,295,013
Fuji Electric Co. Ltd.	21,100	1,127,716
FUJIFILM Holdings Corp.	68,600	4,598,669
Fujitsu Ltd.	25,900	3,423,936
Hankyu Hanshin Holdings Inc.	38,700	1,127,000
Hitachi Ltd.	4,900	254,682
Honda Motor Co. Ltd.	199,800	5,884,664
Hoya Corp.	3,000	389,005
Ibiden Co. Ltd.	6,700	374,398
Inpex Corp.	6,400	64,701
Ito En Ltd.	1,800	96,955
Japan Metropolitan Fund Invest	489	412,086
Japan Real Estate Investment Corp.	163	896,328
JFE Holdings Inc.	31,800	408,530
Komatsu Ltd.	55,000	1,382,092
Kubota Corp.	57,200	1,226,684
Kurita Water Industries Ltd.	61,300	2,492,673
Kyocera Corp.	14,500	894,234
M3 Inc.	17,400	668,971
Mazda Motor Corp.(a)	50,800	391,351
Mitsubishi Electric Corp.	406,800	5,094,518
Mitsubishi Heavy Industries Ltd.	48,900	1,328,094
Miura Co. Ltd.	5,400	159,436
Murata Manufacturing Co. Ltd.	6,600	496,210
NEC Corp.	2,500	97,533
NGK Insulators Ltd.	57,400	969,930
Nidec Corp.	30,400	2,694,346
Nihon M&A Center Holdings Inc.	16,300	256,614
Nintendo Co. Ltd.	8,400	4,116,348
Nippon Building Fund Inc.	163	943,956
Nippon Express Holdings Co., NVS	17,400	1,031,189
Nippon Paint Holdings Co. Ltd.	48,900	391,074
Nippon Prologis REIT Inc.	489	1,525,796
Nippon Steel Corp.	78,700	1,286,317
Nippon Telegraph & Telephone Corp.	134,800	3,857,670
Nippon Yusen KK	17,700	1,387,562
Nissan Chemical Corp.	7,400	401,511
Nissan Motor Co. Ltd.(a)	38,100	201,648
Nitto Denko Corp.	6,600	513,874
Nomura Holdings Inc.	161,100	711,667

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nomura Research Institute Ltd.	18,900	$661,611
NTT Data Corp.	48,900	937,449
Olympus Corp.	67,000	1,499,262
Omron Corp.	37,500	2,741,605
Ono Pharmaceutical Co. Ltd.	2,500	60,629
Oriental Land Co. Ltd./Japan	5,900	1,027,092
Panasonic Corp.	258,200	2,842,654
Persol Holdings Co. Ltd.	8,200	211,690
Recruit Holdings Co. Ltd.	55,300	2,733,400
Renesas Electronics Corp.(a)	12,800	146,903
Ricoh Co. Ltd.	11,300	95,422
Rinnai Corp.	1,000	89,305
Rohm Co. Ltd.	9,400	791,829
Sekisui Chemical Co. Ltd.	160,000	2,797,438
Shin-Etsu Chemical Co. Ltd.	8,200	1,371,936
Shiseido Co. Ltd.	25,200	1,271,188
SoftBank Group Corp.	3,600	159,478
Sony Group Corp.	44,900	5,022,894
SUMCO Corp.	52,500	967,894
Sumitomo Metal Mining Co. Ltd.	26,900	1,242,503
Sysmex Corp.	5,600	533,069
Takeda Pharmaceutical Co. Ltd.	26,400	765,156
TDK Corp.	11,100	400,875
Terumo Corp.	1,800	65,707
Tokyo Electron Ltd.	900	440,220
Toray Industries Inc.	160,100	1,011,802
Toshiba Corp.	35,600	1,474,197
TOTO Ltd.	4,500	193,682
Toyota Industries Corp.	18,500	1,443,158
Toyota Motor Corp.	429,000	8,478,400
Yamaha Corp.	1,700	77,444
Yamato Holdings Co. Ltd.	9,500	202,295

		113,364,417

Netherlands — 5.2%
Adyen NV(a)(b)	163	331,688
Akzo Nobel NV	54,931	5,685,779
ASML Holding NV	13,040	8,831,920
CNH Industrial NV	57,702	879,499
EXOR NV	1,793	150,345
ING Groep NV	214,834	3,177,202
Koninklijke Ahold Delhaize NV	67,156	2,177,507
Koninklijke DSM NV	7,661	1,436,134
Koninklijke Philips NV	26,406	878,350
NN Group NV	3,423	191,558
Prosus NV	17,767	1,478,141
Stellantis NV	36,349	701,858
STMicroelectronics NV	63,570	2,989,108

		28,909,089

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	17,115	314,891
Mercury NZ Ltd.	51,671	189,969
Meridian Energy Ltd.	38,142	109,947

		614,807

Norway — 1.0%
Aker BP ASA	6,031	208,969
DNB Bank ASA	34,882	830,198
Equinor ASA	28,688	790,866
Norsk Hydro ASA	356,970	2,743,425
Orkla ASA	124,206	1,186,962

Security	Shares	Value

Norway (continued)
Schibsted ASA, Class A	3,608	$106,886

		5,867,306

Portugal — 0.3%
Galp Energia SGPS SA	125,021	1,378,517

Singapore — 0.9%
City Developments Ltd.	132,700	697,070
DBS Group Holdings Ltd.	87,100	2,287,844
Keppel Corp. Ltd.	466,492	1,966,829
Sea Ltd., ADR(a)	978	147,003

		5,098,746

Spain — 3.0%
Amadeus IT Group SA(a)	24,939	1,714,811
Banco Bilbao Vizcaya Argentaria SA	221,517	1,414,304
Banco Santander SA	625,594	2,193,709
CaixaBank SA	1,073,362	3,453,413
EDP Renovaveis SA	11,084	233,002
Iberdrola SA	424,126	4,862,630
Iberdrola SA	8,080	92,232
Industria de Diseno Textil SA	27,440	832,239
Siemens Gamesa Renewable Energy SA(a)	38,631	835,892
Telefonica SA	227,497	1,060,493

		16,692,725

Sweden — 3.4%
Alfa Laval AB	10,595	357,912
Atlas Copco AB, Class A	7,172	424,482
Boliden AB	40,576	1,643,025
Electrolux AB, Class B	92,095	1,916,238
EQT AB	18,908	740,939
Evolution AB(b)	5,053	628,680
Fastighets AB Balder, Class B(a)	15,159	1,004,266
H & M Hennes & Mauritz AB, Class B	3,888	77,413
Hexagon AB, Class B	32,777	442,098
Husqvarna AB, Class B	30,481	423,807
Investor AB, Class B	70,416	1,528,867
Kinnevik AB, Class B(a)	4,238	126,668
Lundin Energy AB	66,504	2,704,577
Nibe Industrier AB, Class B	72,091	685,193
Skandinaviska Enskilda Banken AB, Class A	33,994	439,435
Svenska Handelsbanken AB, Class A	16,626	177,192
Tele2 AB, Class B	257,090	3,740,674
Telefonaktiebolaget LM Ericsson, Class B	116,056	1,449,086
Telia Co. AB	50,367	198,516
Volvo AB, Class B	25,018	564,567

		19,273,635

Switzerland — 9.0%
ABB Ltd., Registered	147,026	5,097,653
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	163	1,891,673
Chocoladefabriken Lindt & Spruengli AG, Registered	1	115,146
Coca-Cola HBC AG, Class DI	10,432	345,514
Credit Suisse Group AG, Registered	86,064	818,074
Geberit AG, Registered	163	110,747
Givaudan SA, Registered	978	4,051,780
Julius Baer Group Ltd.	10,269	671,076
Nestle SA, Registered	84,271	10,882,613
Novartis AG, Registered	57,702	5,013,697
Partners Group Holding AG	815	1,136,271
Roche Holding AG, Bearer	2,774	1,142,323

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Roche Holding AG, NVS	27,547	$10,660,666
Schindler Holding AG, Participation Certificates, NVS	1,141	286,373
Siemens Energy AG(a)	6,968	156,730
Sonova Holding AG, Registered	1,630	580,671
Straumann Holding AG, Registered	326	540,209
Swiss Re AG	9,291	1,012,327
UBS Group AG, Registered	26,264	487,185
Zurich Insurance Group AG	11,573	5,535,461

		50,536,189

United Kingdom — 13.3%
3i Group PLC	27,058	503,923
Abrdn PLC	62,266	203,634
Associated British Foods PLC	7,987	210,824
AstraZeneca PLC	39,772	4,626,595
Auto Trader Group PLC(b)	55,094	499,242
Aviva PLC	155,339	917,121
Barclays PLC	725,676	1,946,856
Barratt Developments PLC	13,366	111,165
Berkeley Group Holdings PLC	29,340	1,674,433
BP PLC	556,971	2,887,294
British Land Co. PLC (The)	32,111	240,111
BT Group PLC	651,022	1,724,343
Coca-Cola Europacific Partners PLC	51,345	2,934,367
Diageo PLC	82,744	4,175,375
Entain PLC(a)	58,843	1,273,913
Experian PLC	55,583	2,321,584
Ferguson PLC	23,790	3,741,939
GlaxoSmithKline PLC	274,492	6,125,559
HSBC Holdings PLC	643,850	4,582,498
Informa PLC(a)	18,256	138,095
Intertek Group PLC	2,608	189,264
J Sainsbury PLC	514,917	2,023,390
JD Sports Fashion PLC	269,405	690,799
Johnson Matthey PLC	16,300	430,461
Land Securities Group PLC	40,587	435,922
Lloyds Banking Group PLC	2,470,917	1,714,744
London Stock Exchange Group PLC	9,780	957,593
M&G PLC	100,734	294,820
Natwest Group PLC	244,663	804,154
Ocado Group PLC(a)	11,573	235,807
Prudential PLC	119,316	2,011,157
RELX PLC	59,006	1,815,047
Rolls-Royce Holdings PLC(a)	127,303	199,545
Sage Group PLC (The)	39,446	385,465
Segro PLC	158,599	2,796,061
Shell PLC	215,323	5,531,371

Security	Shares	Value

United Kingdom (continued)
Standard Chartered PLC	82,478	$600,667
Taylor Wimpey PLC	161,859	332,063
Unilever PLC	120,131	6,160,540
Vodafone Group PLC	2,888,686	5,072,141
Whitbread PLC(a)	14,670	603,635
WPP PLC	17,278	270,928

		74,394,445

United States — 0.0%
Block Inc.	1,712	195,325

Total Common Stocks — 98.4% (Cost: $553,412,318)		552,113,162

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	12,062	1,043,920
Henkel AG & Co. KGaA, Preference Shares, NVS	17,604	1,439,804
Sartorius AG, Preference Shares, NVS	163	88,000
Volkswagen AG, Preference Shares, NVS	8,150	1,697,418

		4,269,142

Total Preferred Stocks — 0.8% (Cost: $5,107,087)		4,269,142

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	3,470,000	3,470,000

Total Short-Term Investments — 0.6% (Cost: $3,470,000)		3,470,000

Total Investments in Securities — 99.8% (Cost: $561,989,405)		559,852,304

Other Assets, Less Liabilities — 0.2%		1,402,055

Net Assets — 100.0%		$561,254,359

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$18	(b)	$—	$(18)	$—	$—	—	$4,335	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,020,000	450,000	(b)	—	—	—	3,470,000	3,470,000	43		—

					$(18)	$—	$3,470,000		$4,378		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	44	03/18/22	$4,918	$(200,308)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$200,308

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(49,549)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(199,498)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,357,643

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$67,869,198	$484,243,964	$—	$552,113,162
Preferred Stocks	—	4,269,142	—	4,269,142
Money Market Funds	3,470,000	—	—	3,470,000

	$71,339,198	$488,513,106	$—	$559,852,304

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(200,308)	$—	$—	$(200,308)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Statements of Assets and Liabilities (unaudited)

January 31, 2022

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Health ETF	BlackRock Future Innovators ETF	BlackRock Future Tech ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,601,537	$7,757,646	$13,388,733	$15,017,582
Affiliated(c)	97,993	868,465	1,251,750	2,538,911
Cash	4,502	1,172	2,741	1,290
Foreign currency, at value(d)	—	—	1,515	—
Receivables:
Investments sold	72	45	338,230	13,215
Securities lending income — Affiliated	35	70	185	1,211
Dividends	1,145	409	507	1,066
Tax reclaims	—	328	—	—

Total assets	4,705,284	8,628,135	14,983,661	17,573,275

LIABILITIES
Collateral on securities loaned, at value	88,865	528,598	1,232,190	2,069,368
Payables:
Investments purchased	7,650	72,534	323,058	—
Investment advisory fees	2,860	6,001	9,562	12,397

Total liabilities	99,375	607,133	1,564,810	2,081,765

NET ASSETS	$4,605,909	$8,021,002	$13,418,851	$15,491,510

NET ASSETS CONSIST OF:
Paid-in capital	$5,027,754	$8,256,133	$17,166,259	$17,761,793
Accumulated loss	(421,845)	(235,131)	(3,747,408)	(2,270,283)

NET ASSETS	$4,605,909	$8,021,002	$13,418,851	$15,491,510

Shares outstanding	200,000	320,000	380,000	560,000

Net asset value	$23.03	$25.07	$35.31	$27.66

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$52,614	$532,596	$1,271,896	$2,177,327
(b) Investments, at cost — Unaffiliated	$4,991,932	$8,108,907	$17,545,998	$16,237,612
(c) Investments, at cost — Affiliated	$97,993	$868,465	$1,251,750	$2,538,911
(d) Foreign currency, at cost	$—	$—	$1,542	$—

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2022

	BlackRock Future U.S. Themes ETF	BlackRock U.S. Carbon Transition Readiness ETF	BlackRock U.S. Equity Factor Rotation ETF	BlackRock World ex U.S. Carbon Transition Readiness ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,724,341	$1,530,134,901	$127,879,995	$556,382,304
Affiliated(c)	50,000	19,325,458	1,131,089	3,470,000
Cash	8,728	257,373	8,256	40,329
Foreign currency, at value(d)	—	—	—	235,019
Cash pledged:
Futures contracts	3,000	513,000	—	211,000
Receivables:
Investments sold	—	—	1,330	806,707
Securities lending income — Affiliated	—	901	107	33
Variation margin on futures contracts	810	190,305	—	71,280
Capital shares sold	—	—	13,708	—
Dividends	1,824	1,128,217	72,119	333,255
Tax reclaims	—	—	—	328,113

Total assets	4,788,703	1,551,550,155	129,106,604	561,878,040

LIABILITIES
Collateral on securities loaned, at value	—	3,390,747	979,465	—
Payables:
Investments purchased	—	—	1,330	526,640
Capital shares redeemed	—	—	26,526	—
Investment advisory fees	2,460	189,568	21,158	97,041

Total liabilities	2,460	3,580,315	1,028,479	623,681

NET ASSETS	$4,786,243	$1,547,969,840	$128,078,125	$561,254,359

NET ASSETS CONSIST OF:
Paid-in capital	$4,956,026	$1,442,616,827	$115,136,745	$568,721,582
Accumulated earnings (loss)	(169,783)	105,353,013	12,941,380	(7,467,223)

NET ASSETS	$4,786,243	$1,547,969,840	$128,078,125	$561,254,359

Shares outstanding	200,000	30,425,000	3,675,000	12,225,000

Net asset value	$23.93	$50.88	$34.85	$45.91

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$3,609,546	$991,394	$—
(b) Investments, at cost — Unaffiliated	$4,881,027	$1,434,262,195	$124,588,580	$558,519,405
(c) Investments, at cost — Affiliated	$50,000	$19,274,625	$1,131,089	$3,470,000
(d) Foreign currency, at cost	$—	$—	$—	$235,895

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations (unaudited)

Six Months Ended January 31, 2022

	BlackRock Future Climate and Sustainable Economy	BlackRock Future Health	BlackRock Future Innovators	BlackRock Future Tech
	ETF (a)	ETF	ETF	ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$17,521	$7,063	$7,982	$8,851
Dividends — Affiliated	2	11	1	18
Securities lending income — Affiliated — net	70	519	1,396	13,030
Foreign taxes withheld	(1,356)	(276)	—	(608)

Total investment income	16,237	7,317	9,379	21,291

EXPENSES
Investment advisory fees	17,335	32,260	80,955	84,201

Total expenses	17,335	32,260	80,955	84,201

Less:
Investment advisory fees waived	(19)	(104)	(18)	(193)

Total expenses after fees waived	17,316	32,156	80,937	84,008

Net investment loss	(1,079)	(24,839)	(71,558)	(62,717)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(22,110)	144,308	(610,638)	(1,197,261)
Investments — Affiliated	(12)	(88)	(273)	(284)
In-kind redemptions — Unaffiliated	—	—	1,392,037	963,680
Foreign currency transactions	(565)	52	69	(216)
Payment by affiliate	—	1,269	—	—

Net realized gain (loss)	(22,687)	145,541	781,195	(234,081)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(390,395)	(1,559,380)	(6,094,837)	(4,235,942)
Foreign currency translations	18	(6)	(35)	(30)

Net change in unrealized appreciation (depreciation)	(390,377)	(1,559,386)	(6,094,872)	(4,235,972)

Net realized and unrealized loss	(413,064)	(1,413,845)	(5,313,677)	(4,470,053)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(414,143)	$(1,438,684)	$(5,385,235)	$(4,532,770)

(a)	For the period from August 03, 2021 (commencement of operations) to January 31, 2022.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2022

	BlackRock Future U.S. Themes	BlackRock U.S. Carbon Transition	BlackRock U.S. Equity Factor Rotation	BlackRock World ex U.S. Carbon Transition
	ETF (a)	Readiness ETF	ETF	Readiness ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,338	$10,133,989	$618,031	$5,768,231
Dividends — Affiliated	—	48,400	8	43
Non-cash dividends — Unaffiliated	—	—	—	455,126
Securities lending income — Affiliated — net	—	8,183	811	4,335
Foreign taxes withheld	—	(7,178)	(356)	(462,967)

Total investment income	4,338	10,183,394	618,494	5,764,768

EXPENSES
Investment advisory fees	3,867	2,232,898	163,709	1,043,627

Total expenses	3,867	2,232,898	163,709	1,043,627

Less:
Investment advisory fees waived	(3)	(1,144,917)	(54,570)	(447,724)

Total expenses after fees waived	3,864	1,087,981	109,139	595,903

Net investment income	474	9,095,413	509,355	5,168,865

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(11,965)	21,306,145	(3,437,663)	(4,534,284)
Investments — Affiliated	—	(5,658)	169	(18)
In-kind redemptions — Unaffiliated	—	5,491,561	13,955,273	650,628
In-kind redemptions — Affiliated	—	24,634	—	—
Futures contracts	—	771,344	—	(49,549)
Foreign currency transactions	—	—	2	(103,354)

Net realized gain (loss)	(11,965)	27,588,026	10,517,781	(4,036,577)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(156,686)	(1,352,238)	(14,226,524)	(18,400,051)
Investments — Affiliated	—	(322,236)	(203)	—
Futures contracts	(1,606)	(705,615)	—	(199,498)
Foreign currency translations	—	—	—	(13,088)

Net change in unrealized appreciation (depreciation)	(158,292)	(2,380,089)	(14,226,727)	(18,612,637)

Net realized and unrealized gain (loss)	(170,257)	25,207,937	(3,708,946)	(22,649,214)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(169,783)	$34,303,350	$(3,199,591)	$(17,480,349)

(a)	For the period from December 14, 2021 (commencement of operations) to January 31, 2022.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Health ETF

	Period From	Six Months
	08/03/21 (a)	Ended	Period From
	to 01/31/22	01/31/22	09/29/20 (a)
	(unaudited)	(unaudited)	to 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(1,079)	$(24,839)	$(36,885)
Net realized gain (loss)	(22,687)	145,541	(4,280)
Net change in unrealized appreciation (depreciation)	(390,377)	(1,559,386)	1,208,117

Net increase (decrease) in net assets resulting from operations	(414,143)	(1,438,684)	1,166,952

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(7,702)	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,027,754	2,251,107	6,041,627

NET ASSETS
Total increase in net assets	4,605,909	812,423	7,208,579
Beginning of period	—	7,208,579	—

End of period	$4,605,909	$8,021,002	$7,208,579

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Future Innovators ETF		BlackRock Future Tech ETF

	Six Months Ended 01/31/22 (unaudited)	Period From 09/29/20 to 07/31/21 (a)	Six Months Ended 01/31/22 (unaudited)	Period From 09/29/20 to 07/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(71,558)	$(87,303)	$(62,717)	$(68,698)
Net realized gain (loss)	781,195	(301,048)	(234,081)	(698,086)
Net change in unrealized appreciation (depreciation)	(6,094,872)	1,937,581	(4,235,972)	3,015,932

Net increase (decrease) in net assets resulting from operations	(5,385,235)	1,549,230	(4,532,770)	2,249,148

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,220,693)	21,475,549	(294,540)	18,069,672

NET ASSETS
Total increase (decrease) in net assets	(9,605,928)	23,024,779	(4,827,310)	20,318,820
Beginning of period	23,024,779	—	20,318,820	—

End of period	$13,418,851	$23,024,779	$15,491,510	$20,318,820

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	BlackRock Future U.S. Themes ETF	BlackRock U.S. Carbon Transition Readiness ETF

	Period From
	12/14/21 (a)	Six Months Ended	Period From
	to 01/31/22	01/31/22	04/06/21	(a)
	(unaudited)	(unaudited)	to 07/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$474	$9,095,413	$4,524,119
Net realized gain (loss)	(11,965)	27,588,026	4,006,023
Net change in unrealized appreciation (depreciation)	(158,292)	(2,380,089)	97,922,108

Net increase (decrease) in net assets resulting from operations	(169,783)	34,303,350	106,452,250

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	(32,760,428)		(2,591,883)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,956,026	122,538,038	1,320,028,513

NET ASSETS
Total increase (decrease) in net assets	4,786,243	124,080,960	1,423,888,880
Beginning of period	—	1,423,888,880	—

End of period	$4,786,243	$1,547,969,840	$1,423,888,880

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock U.S. Equity Factor Rotation ETF		BlackRock World ex U.S. Carbon Transition Readiness ETF

	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Period From 04/06/21 to 07/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$509,355	$1,219,829	$5,168,865	$4,804,596
Net realized gain (loss)	10,517,781	18,458,292	(4,036,577)	1,889,479
Net change in unrealized appreciation (depreciation)	(14,226,727)	8,499,375	(18,612,637)	16,258,168

Net increase (decrease) in net assets resulting from operations	(3,199,591)	28,177,496	(17,480,349)	22,952,243

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(5,245,042)	(1,313,062)	(9,087,234)	(3,851,883)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	40,234,573	(20,568,074)	(17,777,520)	586,499,102

NET ASSETS
Total increase (decrease) in net assets	31,789,940	6,296,360	(44,345,103)	605,599,462
Beginning of period	96,288,185	89,991,825	605,599,462	—

End of period	$128,078,125	$96,288,185	$561,254,359	$605,599,462

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Future Climate and Sustainable Economy ETF
	Period From
	08/03/21	(a)
	to 01/31/22
	(unaudited)

Net asset value, beginning of period	$25.14

Net investment loss(b)		(0.01)
Net realized and unrealized loss(c)		(2.06)

Net decrease from investment operations		(2.07)

Distributions(d)
From net investment income		(0.04)

Total distributions		(0.04)

Net asset value, end of period	$23.03

Total Return(e)

Based on net asset value	(8.25	)%(f)

Ratios to Average Net Assets(g)

Total expenses	0.70	%(h)

Total expenses after fees waived	0.70	%(h)

Net investment loss	(0.04	)%(h)

Supplemental Data
Net assets, end of period (000)	$4,606

Portfolio turnover rate(i)	25	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Health ETF

	Six Months Ended		Period From
	01/31/22		09/29/20	(a)
	(unaudited)		to 07/31/21

Net asset value, beginning of period	$30.04		$25.13

Net investment loss(b)		(0.09)		(0.15)
Net realized and unrealized gain (loss)(c)		(4.88)	5.06

Net increase (decrease) from investment operations		(4.97)	4.91

Net asset value, end of period	$25.07		$30.04

Total Return(d)
Based on net asset value	(16.55	)%(e)(f)	19.50	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.85	%(h)	0.85	%(h)

Total expenses after fees waived	0.85	%(h)	0.85	%(h)

Net investment loss	(0.65	)%(h)	(0.64	)%(h)

Supplemental Data
Net assets, end of period (000)	$8,021		$7,209

Portfolio turnover rate(i)	49	%(e)	39	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Innovators ETF

	Six Months Ended		Period From
	01/31/22		09/29/20	(a)
	(unaudited)		to 07/31/21

Net asset value, beginning of period	$50.05		$35.18

Net investment loss(b)		(0.17)		(0.27)
Net realized and unrealized gain (loss)(c)		(14.57)	15.14

Net increase (decrease) from investment operations		(14.74)	14.87

Net asset value, end of period	$35.31		$50.05

Total Return(d)
Based on net asset value	(29.43	)%(e)	42.27	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.80	%(g)	0.80	%(g)

Total expenses after fees waived	0.80	%(g)	0.80	%(g)

Net investment loss	(0.71	)%(g)	(0.67	)%(g)

Supplemental Data
Net assets, end of period (000)	$13,419		$23,025

Portfolio turnover rate(h)	22	%(e)	50	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Tech ETF

	Six Months Ended		Period From
	01/31/22		09/29/20	(a)
	(unaudited)		to 07/31/21

Net asset value, beginning of period	$36.28		$25.25

Net investment loss(b)		(0.12)		(0.18)
Net realized and unrealized gain (loss)(c)		(8.50)	11.21

Net increase (decrease) from investment operations		(8.62)	11.03

Net asset value, end of period	$27.66		$36.28

Total Return(d)
Based on net asset value	(23.76	)%(e)	43.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.88	%(g)

Total expenses after fees waived	0.88	%(g)	0.88	%(g)

Net investment loss	(0.66	)%(g)	(0.64	)%(g)

Supplemental Data
Net assets, end of period (000)	$15,492		$20,319

Portfolio turnover rate(h)	23	%(e)	38	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future U.S. Themes ETF

	Period From
	12/14/21	(a)
	to 01/31/22
	(unaudited)

Net asset value, beginning of period	$24.78

Net investment income(b)	0.00	(c)
Net realized and unrealized loss(d)		(0.85)

Net decrease from investment operations		(0.85)

Net asset value, end of period	$23.93

Total Return(e)
Based on net asset value	(3.43	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)

Total expenses after fees waived	0.60	%(h)

Net investment income	0.07	%(h)

Supplemental Data
Net assets, end of period (000)	$4,786

Portfolio turnover rate(i)	8	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Carbon Transition Readiness ETF

	Six Months Ended		Period From
	01/31/22		04/06/21	(a)
	(unaudited)		to 07/31/21

Net asset value, beginning of period	$50.58		$46.60

Net investment income(b)	0.31		0.17
Net realized and unrealized gain(c)	1.08		3.90

Net increase from investment operations	1.39		4.07

Distributions(d)
From net investment income		(0.32)		(0.09)
From net realized gain		(0.77)	—

Total distributions		(1.09)		(0.09)

Net asset value, end of period	$50.88		$50.58

Total Return(e)
Based on net asset value	2.69	%(f)	8.74	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.29	%(h)	0.29	%(h)

Total expenses after fees waived	0.14	%(h)	0.14	%(h)

Net investment income	1.19	%(h)	1.07	%(h)

Supplemental Data
Net assets, end of period (000)	$1,547,970		$1,423,889

Portfolio turnover rate(i)	40	%(f)	13	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Equity Factor Rotation ETF

	Six Months Ended				Period From
	01/31/22		Year Ended	Year Ended	03/19/19	(a)
	(unaudited)		07/31/21	07/31/20	to 07/31/19

Net asset value, beginning of period	$37.03		$27.27	$26.52	$25.00

Net investment income(b)	0.18		0.45	0.52	0.16
Net realized and unrealized gain (loss)(c)		(0.60)	9.78	0.67	1.48

Net increase (decrease) from investment operations		(0.42)	10.23	1.19	1.64

Distributions(d)
From net investment income		(0.19)	(0.47)	(0.44)		(0.12)
From net realized gain		(1.57)	—	—	—

Total distributions		(1.76)	(0.47)	(0.44)		(0.12)

Net asset value, end of period	$34.85		$37.03	$27.27	$26.52

Total Return(e)
Based on net asset value	(1.39	)%(f)	37.87%	4.61%	6.59	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30	%(h)	0.30%	0.30%	0.30	%(h)

Total expenses after fees waived	0.20	%(h)	0.20%	0.20%	0.20	%(h)

Net investment income	0.93	%(h)	1.41%	1.97%	1.74	%(h)

Supplemental Data
Net assets, end of period (000)	$128,078		$96,288	$89,992	$21,214

Portfolio turnover rate(i)	32	%(f)	146%	175%	42	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock World ex U.S. Carbon Transition Readiness ETF

	Six Months Ended		Period From
	01/31/22		04/06/21	(a)
	(unaudited)		to 07/31/21

Net asset value, beginning of period	$48.06		$46.16

Net investment income(b)	0.42		0.39
Net realized and unrealized gain (loss)(c)		(1.83)	1.82

Net increase (decrease) from investment operations		(1.41)	2.21

Distributions(d)
From net investment income		(0.53)		(0.31)
From net realized gain		(0.21)	—

Total distributions		(0.74)		(0.31)

Net asset value, end of period	$45.91		$48.06

Total Return(e)
Based on net asset value	(2.94	)%(f)	4.77	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35	%(h)	0.35	%(h)

Total expenses after fees waived	0.20	%(h)	0.20	%(h)

Net investment income	1.73	%(h)	2.58	%(h)

Supplemental Data
Net assets, end of period (000)	$561,254		$605,599

Portfolio turnover rate(i)	39	%(f)	19	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification

Future Climate and Sustainable Economy(a)	Non-diversified
Future Health	Non-diversified
Future Innovators	Non-diversified
Future Tech	Non-diversified
Future U.S. Themes(b)	Non-diversified
U.S. Carbon Transition Readiness	Non-diversified
U.S. Equity Factor Rotation	Non-diversified
World ex U.S. Carbon Transition Readiness	Non-diversified

(a)	The Fund commenced operations on August 03, 2021.
(b)	The Fund commenced operations on December 14, 2021.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Future Climate and Sustainable Economy
Jefferies LLC	$25,191	$23,169		$—	$(2,022	)(b)
UBS Securities LLC	27,423	24,824		—	(2,599	)(b)

	$52,614	$47,993		$—	$(4,621)

Future Health
BNP Paribas SA	$111,486	$105,699		$—	$(5,787	)(b)
BofA Securities, Inc.	145,882	145,788		—	(94	)(b)
Goldman Sachs & Co. LLC	27,366	26,974		—	(392	)(b)
Jefferies LLC	6,588	6,448		—	(140	)(b)
UBS Securities LLC	241,274	241,274		—	—

	$532,596	$526,183		$—	$(6,413)

Future Innovators
Barclays Bank PLC	$625,282	$615,476		$—	$(9,806	)(b)
BofA Securities, Inc.	463,849	444,928		—	(18,921	)(b)
Citigroup Global Markets, Inc.	174,331	163,250		—	(11,081	)(b)
Nomura Securities International, Inc.	8,434	8,097		—	(337	)(b)

	$1,271,896	$1,231,751		$—	$(40,145)

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Notes to Financial Statements  (unaudited) (continued)

BlackRock ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Future Tech
Barclays Bank PLC	$233,160	$222,064		$—	$(11,096	)(b)
BNP Paribas SA	226,814	213,878		—	(12,936	)(b)
BofA Securities, Inc.	62,518	57,679		—	(4,839	)(b)
Citigroup Global Markets, Inc.	503,938	482,482		—	(21,456	)(b)
Goldman Sachs & Co. LLC	707,000	673,159		—	(33,841	)(b)
Jefferies LLC	206,754	198,431		—	(8,323	)(b)
Nomura Securities International, Inc.	15,126	14,397		—	(729	)(b)
Scotia Capital (USA), Inc.	13,596	12,819		—	(777	)(b)
UBS AG	193,547	180,248		—	(13,299	)(b)
UBS Securities LLC	14,874	13,751		—	(1,123	)(b)

	$2,177,327	$2,068,908		$—	$(108,419)

U.S. Carbon Transition Readiness
Barclays Capital, Inc.	$40,183	$40,183		$—	$—
Citigroup Global Markets, Inc.	512,984	482,196		—	(30,788	)(b)
HSBC Bank PLC	46,793	43,893		—	(2,900	)(b)
J.P. Morgan Securities LLC	27,666	25,255		—	(2,411	)(b)
Jefferies LLC	54,465	49,969		—	(4,496	)(b)
National Financial Services LLC	220,221	203,335		—	(16,886	)(b)
RBC Capital Markets LLC	162,121	162,099		—	(22	)(b)
UBS AG	1,015,317	913,052		—	(102,265	)(b)
UBS Securities LLC	1,529,796	1,467,893		—	(61,903	)(b)

	$3,609,546	$3,387,875		$—	$(221,671)

U.S. Equity Factor Rotation
BNP Paribas SA	$223,058	$218,223		$—	$(4,835	)(b)
BofA Securities, Inc.	9,542	8,927		—	(615	)(b)
Citigroup Global Markets, Inc.	117,661	116,433		—	(1,228	)(b)
Goldman Sachs & Co. LLC	398,771	398,771		—	—
J.P. Morgan Securities LLC	134,624	129,316		—	(5,308	)(b)
Morgan Stanley	19,609	18,022		—	(1,587	)(b)
RBC Capital Markets LLC	15,962	15,625		—	(337	)(b)
State Street Bank & Trust Co.	70	64		—	(6	)(b)
UBS AG	72,097	72,097		—	—

	$991,394	$977,478		$—	$(13,916)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of January 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (unaudited) (continued)

payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the BlackRock Future Climate and Sustainable Economy ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.70%
Over $1 billion, up to and including $3 billion	0.66
Over $3 billion, up to and including $5 billion	0.63
Over $5 billion, up to and including $10 billion	0.61
Over $10 billion	0.60

For its investment advisory services to the BlackRock Future Health ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.85%
Over $1 billion, up to and including $3 billion	0.80
Over $3 billion, up to and including $5 billion	0.77
Over $5 billion, up to and including $10 billion	0.74
Over $10 billion	0.72

For its investment advisory services to the BlackRock Future Innovators ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.80%
Over $1 billion, up to and including $3 billion	0.75
Over $3 billion, up to and including $5 billion	0.72
Over $5 billion, up to and including $10 billion	0.70
Over $10 billion	0.68

For its investment advisory services to the BlackRock Future Tech ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.88%
Over $1 billion, up to and including $3 billion	0.83
Over $3 billion, up to and including $5 billion	0.79
Over $5 billion, up to and including $10 billion	0.77
Over $10 billion	0.75

For its investment advisory services to the BlackRock Future U.S. Themes ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.60%
Over $1 billion, up to and including $3 billion	0.56
Over $3 billion, up to and including $5 billion	0.54
Over $5 billion, up to and including $10 billion	0.52
Over $10 billion	0.51

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For its investment advisory services to the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.30%
Over $1 billion, up to and including $3 billion	0.28
Over $3 billion, up to and including $5 billion	0.27
Over $5 billion, up to and including $10 billion	0.26
Over $10 billion	0.25

For its investment advisory services to the BlackRock World ex U.S. Carbon Transition Readiness ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.35%
Over $1 billion, up to and including $3 billion	0.33
Over $3 billion, up to and including $5 billion	0.32
Over $5 billion, up to and including $10 billion	0.30
Over $10 billion	0.29

Expense Waivers: BFA has contractually agreed to waive 0.15% of its management fee payable for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the U.S. Equity Factor Rotation ETF, BFA has voluntarily agreed to waive its management fee payable by the U.S. Equity Factor Rotation ETF to limit the annual management fee paid by the Fund to 0.20%. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended January 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

U.S. Carbon Transition Readiness	$1,142,184
U.S. Equity Factor Rotation	54,564
World ex U.S. Carbon Transition Readiness	447,269

Additionally, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2023. These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended January 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

Future Climate and Sustainable Economy	$19
Future Health	104
Future Innovators	18
Future Tech	193
Future U.S. Themes	3
U.S. Carbon Transition Readiness	2,733
U.S. Equity Factor Rotation	6
World ex U.S. Carbon Transition Readiness	455

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Future Climate and Sustainable Economy ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (unaudited) (continued)

or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended January 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Fees Paid to BTC

Future Climate and Sustainable Economy	$24
Future Health	209
Future Innovators	552
Future Tech	3,059
U.S. Carbon Transition Readiness	2,929
U.S. Equity Factor Rotation	345
World ex U.S. Carbon Transition Readiness	932

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended January 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

World ex U.S. Carbon Transition Readiness	$27,121,640	$18,715,944	$ (224,887)

During the six months ended January 31, 2022, BlackRock Future Health ETF received a reimbursement of $1,269 from an affiliate, which is included in payments by affiliates in the Statements of Operations, related to an operating error.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

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Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended January 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Future Climate and Sustainable Economy	$1,427,310	$1,231,903
Future Health	3,820,890	3,496,808
Future Innovators	4,247,577	4,488,795
Future Tech	4,348,619	4,162,953
Future U.S. Themes	385,236	395,117
U.S. Carbon Transition Readiness	602,382,312	618,465,387
U.S. Equity Factor Rotation	35,121,567	33,938,952
World ex U.S. Carbon Transition Readiness	224,916,657	230,294,881

For the six months ended January 31, 2022, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Future Climate and Sustainable Economy	$4,818,579	$—
Future Health	2,117,822	—
Future Innovators	—	4,079,817
Future Tech	2,271,046	2,543,238
Future U.S. Themes	4,902,873	—
U.S. Carbon Transition Readiness	167,350,071	45,925,738
U.S. Equity Factor Rotation	90,177,000	55,900,304
World ex U.S. Carbon Transition Readiness	—	16,429,194

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BlackRock ETF	Non-Expiring

Future Health	$3,716
Future Innovators	183,439
Future Tech	685,890

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of January 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Future Climate and Sustainable Economy	$5,089,925	$138,145	$(528,540)	$(390,395)
Future Health	8,978,220	392,231	(744,340)	(352,109)
Future Innovators	18,914,063	949,207	(5,222,787)	(4,273,580)
Future Tech	18,784,806	1,364,239	(2,592,552)	(1,228,313)
Future U.S. Themes	4,931,027	58,734	(217,026)	(158,292)
U.S. Carbon Transition Readiness	1,453,990,351	146,991,002	(51,902,514)	95,088,488
U.S. Equity Factor Rotation	126,658,326	7,237,386	(4,884,628)	2,352,758
World ex U.S. Carbon Transition Readiness	562,451,114	29,667,192	(32,466,310)	(2,799,118)

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (unaudited) (continued)

9.	LINE OF CREDIT

BlackRock ETF Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

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Notes to Financial Statements  (unaudited) (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 01/31/22

BlackRock ETF	Shares	Amount

Future Climate and Sustainable Economy
Shares sold	200,000	$5,027,754

	Six Months Ended 01/31/22		Period Ended 07/31/21

BlackRock ETF	Shares	Amount	Shares	Amount

Future Health
Shares sold	80,000	$2,251,107	240,000	$6,041,627

Future Innovators
Shares sold	—	$—	460,000	$21,475,549
Shares redeemed	(80,000)	(4,220,693)	—	—

Net increase (decrease)	(80,000)	$(4,220,693)	460,000	$21,475,549

Future Tech
Shares sold	80,000	$2,694,945	560,000	$18,069,672
Shares redeemed	(80,000)	(2,989,485)	—	—

Net increase (decrease)	—	$(294,540)	560,000	$18,069,672

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (unaudited) (continued)

	Period Ended 01/31/22

BlackRock ETF	Shares	Amount

Future U.S. Themes
Shares sold	200,000	$4,956,026

	Six Months Ended 01/31/22		Period Ended 07/31/21

BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Carbon Transition Readiness
Shares sold	3,175,000	$169,692,059	28,200,000	$1,322,397,975
Shares redeemed	(900,000)	(47,154,021)	(50,000)	(2,369,462)

Net increase	2,275,000	$122,538,038	28,150,000	$1,320,028,513

	Six Months Ended 01/31/22		Year Ended 07/31/21

BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Equity Factor Rotation
Shares sold	2,550,000	$95,777,846	400,000	$14,424,612
Shares redeemed	(1,475,000)	(55,543,273)	(1,100,000)	(34,992,686)

Net increase (decrease)	1,075,000	$40,234,573	(700,000)	$(20,568,074)

	Six Months Ended 01/31/22		Period Ended 07/31/21

BlackRock ETF	Shares	Amount	Shares	Amount

World ex U.S. Carbon Transition Readiness
Shares sold	—	$—	12,600,000	$586,499,102
Shares redeemed	(375,000)	(17,777,520)	—	—

Net increase (decrease)	(375,000)	$(17,777,520)	12,600,000	$586,499,102

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

As of January 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares

Future Climate & Sustainable Economy	55,000
Future Health	35,000
Future U.S. Themes	160,000
World ex U.S. Carbon Transition Readiness	75,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on May 10-12, 2021 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Future Climate and Sustainable Economy ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of the Fund as compared with a peer group of funds and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates

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Disclosure of Investment Advisory Agreement  (continued)

will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the estimated actual management fee rate and estimated total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers.

The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	81

Disclosure of Investment Advisory Agreement  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on November 8-10, 2021 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Future U.S. Themes ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of the Fund as compared with a peer group of funds and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates

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Disclosure of Investment Advisory Agreement  (continued)

will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the estimated actual management fee rate and estimated total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	83

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on May 10-12, 2021 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Fund Advisors (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock Future Climate and Sustainable Economy ETF (the “Fund”), a series of the Trust.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board Members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). At the Meeting, the Board also considered the initial approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager, on behalf of the Fund. At the Meeting, the Board, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Advisory Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the Meeting is included in the semi-annual shareholder report for the Fund for the period ended January 31, 2022. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future Tech ETF, BlackRock U.S. Carbon Transition Readiness ETF, BlackRock U.S. Equity Factor Rotation ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each exchange-traded fund’s (“ETF’s”) reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs that redeem in-kind generally do not hold more than de minimis amounts of cash, and that ETFs generally do not borrow.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period, other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

January 31, 2022

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Future Climate and Sustainable Economy(a)	$—	$—	$0.038510	$0.038510	—%	—%	100%	100%
U.S. Carbon Transition Readiness(a)	0.300329	0.765578	0.028257	1.094164	27	70	3	100
U.S. Equity Factor Rotation(a)	0.167446	1.574018	0.016570	1.758034	10	89	1	100
World ex U.S. Carbon Transition Readiness(a)	0.523034	0.209979	0.010319	0.743332	71	28	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

S U P P L E M E N T A L I N F O R M A T I O N	87

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports and blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, Pennsylvania 19103

Administrator, Custodian and Transfer Agent	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA, 02111	New York, NY 10019

Distributor	Address of the Trust
BlackRock Investments, LLC	100 Bellevue Parkway
New York, NY 10022	Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |    1-800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USEFR-1/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: March 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: March 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: March 23, 2022